   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 1997


                                          1933 Act Registration No. 2-76987
                                               1940 Act File No. 811-3446
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                   FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933       [X]

                          PRE-EFFECTIVE AMENDMENT NO.          [ ]

                        POST-EFFECTIVE AMENDMENT NO. 21        [X]


                                     AND/OR

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]


                                AMENDMENT NO. 23

                        (CHECK APPROPRIATE BOX OR BOXES)
                               ------------------
                         CARNEGIE TAX FREE INCOME TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                            1100 The Halle Building,
                   1228 Euclid Avenue, Cleveland, Ohio 44115
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's Telephone Number, including Area Code: (216) 781-4440

                                GEORGE R. MATEYO
                      Carnegie Capital Management Company
                            1100 The Halle Building
                               1228 Euclid Avenue
                             Cleveland, Ohio 44115
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               ------------------
     It is proposed that this filing will become effective (check appropriate box):

       [ ] immediately upon filing pursuant to paragraph (b),

       [X] on November 30, 1997 pursuant to paragraph (b),

       [ ] 60 days after filing pursuant to paragraph (a)(1),
       [ ] on (date) pursuant to paragraph (a)(1).
       [ ] 75 days after filing pursuant to paragraph (a)(2),
       [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                               ------------------

     Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

================================================================================

                         CARNEGIE TAX FREE INCOME TRUST

                             CROSS-REFERENCE SHEET

                   PURSUANT TO ITEM 501(b) OF REGULATION S-K
                        UNDER THE SECURITIES ACT OF 1933

                     FORM N-1A
                    ITEM NUMBER                                  LOCATION IN PROSPECTUS
----------------------------------------------------    ----------------------------------------
 1. Cover Page......................................    Cover Page of Prospectus
 2. Synopsis........................................    Summary
 3. Condensed Financial Information.................    Financial Highlights; Performance
 4. General Description of Registrant...............    Cover Page of Prospectus; Summary;
                                                          Investment Objectives and Policies;
                                                          Description of the Trusts
 5. Management of the Fund..........................    Investment Management; Management Fees
 6. Capital Stock and Other Securities..............    Description of the Trusts; Shareholder
                                                          Services; Distributions; Taxes
 7. Purchase of Securities Being Offered............    How to Invest; Net Asset Value
 8. Redemption or Repurchase........................    How to Redeem Shares
 9. Legal Proceedings...............................    *

                                                                 LOCATION IN STATEMENT
                                                           OF ADDITIONAL INFORMATION ("SAI")
                                                        ----------------------------------------
10. Cover Page......................................    Cover Page of SAI
11. Table of Contents...............................    Table of Contents
12. General Information and History.................    General Information
13. Investment Objectives and Policies..............    Investment Policies; Investment
                                                          Restrictions
14. Management of the Registrant....................    Trustees and Officers
15. Control Persons and Principal Holders of
       Securities...................................    Trustees and Officers; Principal Holders
                                                          of Securities
16. Investment Advisory and Other Services..........    Management and Distribution Agreements;
                                                          General Information; Independent
                                                          Auditors; Custodian and Transfer Agent
                                                          (Prospectus)
17. Brokerage Allocation and Other Practices........    Portfolio Transactions
18. Capital Stock and Other Securities..............    Description of the Trusts; Shareholder
                                                          Services; Distributions; Taxes
                                                          (Prospectus)
19. Purchase, Redemption and Pricing of Securities
       Being Offered................................    Reduced Sales Charges; Reinvestment
                                                          Privilege; Exchange Privilege; IRAs
                                                          and SEPs; Determination of Net Asset
                                                          Value
20. Tax Status......................................    Taxes
21. Underwriters....................................    Management and Distribution Agreements
22. Calculation of Performance Data.................    Calculation of Performance Data
23. Financial Statements............................    Financial Statements

---------------

*Not applicable

                                                               NOVEMBER 30, 1997


                            THE CARNEGIE FUNDS GROUP
--------------------------------------------------------------------------------
      1100 THE HALLE BUILDING, 1228 EUCLID AVENUE - CLEVELAND, OHIO 44115
--------------------------------------------------------------------------------

                        PHONE: TOLL FREE 1-800-321-2322
--------------------------------------------------------------------------------

     This Prospectus sets forth concisely the information you should know about the following four Trusts (the "Trusts") and the four separate portfolios thereunder (the "Funds"). Each Fund has its own investment objectives and policies, and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

     CARNEGIE TAX EXEMPT INCOME TRUST

       - Ohio General Municipal Fund (income exempt from federal and Ohio taxes)

     CARNEGIE GOVERNMENT SECURITIES TRUST

       -  Money Market Series (government money market)

     LIQUID CAPITAL INCOME TRUST (general purpose money market)

     CARNEGIE TAX FREE INCOME TRUST (tax exempt money market)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                     THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                               ------------------


     This Prospectus should be retained for future reference. A Statement of Additional Information containing additional information about such Trusts and Funds, dated November 30, 1997 (which is incorporated herein by reference), has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling Carnegie Capital Management Company, toll free, 1-800-321-2322.


     Investments in the Money Market Series of Carnegie Government Securities Trust, Liquid Capital Income Trust and Carnegie Tax Free Income Trust (the "Money Market Funds") are neither insured nor guaranteed by the U.S. Government and there is no assurance that the Money Market Funds will be able to maintain a stable net asset value of $1.00 per share.

                                   FEE TABLE


     The following tables illustrate all expenses and fees that a shareholder of each of the Funds will incur. Except as otherwise indicated, the expenses and fees set forth in the tables are based on each Fund's actual expenses and fees for the fiscal year ended July 31, 1997.



                                             CARNEGIE TAX EXEMPT             MONEY MARKET FUNDS
                                             INCOME TRUST ("CTE")     ---------------------------------
                                             --------------------     MONEY       LIQUID       CARNEGIE
                                                 OHIO GENERAL         MARKET      CAPITAL        TAX
                                                MUNICIPAL FUND        SERIES      INCOME         FREE
                                             --------------------     ------      -------      --------
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)....         4.50%            none         none         none
    Maximum Deferred Sales Load..............         none             none         none         none
    Maximum Sales Load Imposed on Reinvested
      Dividends..............................         none             none         none         none
    Redemption Fees..........................         none             none         none         none
    Exchange Fees............................         none             none         none         none
Annual Fund Operating Expenses -- net of
  waiver and reimbursements where applicable
  (as a percentage of average net assets):
    Management Fees..........................          .50%             .50%         .50%         .50%
    12b-1 Fees...............................            0%(1)         none         none         none
    Other Expenses...........................          .45%             .61%         .44%         .34%
    Total Fund Operating Expenses............          .95%(1)         1.11%         .94%         .84%



(1) These figures are net of waiver arrangements through July 31, 1997. Absent such arrangements, the 12b-1 Fees and Total Fund Operating Expenses would have been .30% and 1.25%, respectively.


     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in a Trust will bear directly or indirectly. For more complete information about the various costs and expenses, see "Investment Management" and "How to Invest -- Distribution Expense Plans".

EXAMPLES

     You would pay the following expenses on a hypothetical $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                              -------     -------     -------     --------
CARNEGIE TAX EXEMPT INCOME TRUST
  Ohio General Municipal Fund..............     $54         $74         $95         $156
CARNEGIE GOVERNMENT SECURITIES TRUST
  Money Market Series......................     $11         $35         $61         $135
LIQUID CAPITAL INCOME TRUST................     $10         $30         $52         $115
CARNEGIE TAX FREE INCOME TRUST.............     $ 9         $27         $47         $104


     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                                    SUMMARY

     Set forth below are the investment objectives of the four Funds of the Carnegie Funds Group described in this Prospectus. There can be no assurance that any particular Fund's objective will be achieved.

OHIO GENERAL MUNICIPAL FUND (THE "OHIO FUND")

     The investment objective of the OHIO FUND is to provide as high a level of current income exempt from Federal income tax as is consistent with prudent investment management, without the safety of insurance. The Ohio Fund has the additional objective of providing income exempt from the personal income tax of Ohio to residents of that state. The Ohio Fund is a non-diversified series of Carnegie Tax Exempt Income Trust, an open-end management investment company.

MONEY MARKET SERIES ("MMS")

     The MMS seeks to provide, through investment in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, as high a level of current income obtainable from short-term securities as is consistent with preservation of capital and maintenance of liquidity. The MMS is a diversified series of Carnegie Government Securities Trust, an open-end management investment company.

LIQUID CAPITAL INCOME TRUST ("LCI")

     LCI seeks to provide, through investment in money market instruments maturing in 397 days or less, as high a level of current income obtainable from short-term securities as is consistent with prudent investment management and preservation of capital. LCI is a diversified, open-end management investment company.

CARNEGIE TAX FREE INCOME TRUST ("CTF")

     CTF seeks to provide, through investment in a professionally managed portfolio of high quality municipal obligations, as high a level of current income exempt from Federal income taxation obtainable from short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. CTF is a diversified, open-end management investment company.

     Carnegie Capital Management Company ("CCMC" or the "Adviser"), of Cleveland, Ohio, serves as the investment adviser of each of the Funds. See "Investment Management".

     Investment in the Funds involves certain risks which are discussed under "Investment Objectives and Policies", "Special Considerations" and "Certain Investment Strategies" in this Prospectus and under "Investment Policies" in the Statement of Additional Information. See "How to Invest" for information about how to purchase shares of the Funds and "How to Redeem Shares" for information on redeeming such shares.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights for the eight-year period ended July 31, 1997 have been audited by KPMG Peat Marwick LLP, independent auditors. Related financial statements and independent auditors' report thereon are contained in the Annual Reports to Shareholders and are incorporated by reference into the Statement of Additional Information. A copy of the Annual Reports is available upon request and without charge by calling Carnegie Capital Management Company, toll free, at 1-800-321-2322.

                        CARNEGIE TAX EXEMPT INCOME TRUST
                          OHIO GENERAL MUNICIPAL FUND
                              FINANCIAL HIGHLIGHTS

             DATA FOR EACH SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                            YEAR ENDED JULY 31,
                                          ----------------------------------------------------------------------------------------
                                             1997         1996         1995         1994         1993         1992         1991
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period      $     9.41   $     9.46   $9.50......  $     9.87   $     9.79   $     9.26   $     9.18
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (2)..............       0.484        0.514        0.556        0.549        0.559        0.571        0.576
 Net realized and unrealized
   gains/(losses) on securities.........       0.250       (0.050)      (0.040)      (0.370)       0.080        0.530        0.080
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
 Total From Investment Operations.......       0.734        0.464        0.516        0.179        0.639        1.101        0.656
 LESS DISTRIBUTIONS:
 Distributions from net investment
   income...............................      (0.484)      (0.514)      (0.556)      (0.549)      (0.559)      (0.571)      (0.576)
 Distributions from net realized and
   unrealized gains/(losses) on
   securities...........................          --           --           --           --           --           --           --
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
 Total Distributions....................      (0.484)      (0.514)      (0.556)      (0.549)      (0.559)      (0.571)      (0.576)
Net Asset Value, End of Period..........  $     9.66   $     9.41   $     9.46   $     9.50   $     9.87   $     9.79   $     9.26
                                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
ANNUAL TOTAL RETURN.....................       9.41%        4.98%        5.50%        1.82%        6.77%       12.32%        7.45%
                                          ===========  ===========  ===========  ===========  ===========  ===========  ===========
RATIOS/SUPPLEMENTAL INFORMATION
 Net assets at end of period............  10,283,205   11,655,988   11,448,521   12,574,835   18,669,199   28,011,143   30,908,900
 Expenses as a percentage of average
   daily net assets(1)(3)...............       0.95%        0.88%        0.97%        0.93%        0.81%        0.76%        0.76%
 Net investment income as a percentage
   of average daily net assets(1).......       5.12%        5.41%        5.95%        5.68%        5.81%        6.10%        6.32%
 Portfolio Turnover rate................       3.88%       23.45%        8.77%       10.04%        4.98%       11.40%       19.45%


                                             1990         1989         1988
                                          ----------   ----------   ----------
Net asset value, beginning of period      $     9.26   $     9.11   $     9.17
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (2)..............       0.574        0.616        0.660
 Net realized and unrealized
   gains/(losses) on securities.........      (0.080)       0.150       (0.020)
                                          ----------   ----------   ----------
 Total From Investment Operations.......       0.494        0.766        0.640
 LESS DISTRIBUTIONS:
 Distributions from net investment
   income...............................      (0.574)      (0.616)      (0.660)
 Distributions from net realized and
   unrealized gains/(losses) on
   securities...........................          --           --       (0.040)
                                          ----------   ----------   ----------
 Total Distributions....................      (0.574)      (0.616)      (0.700)
Net Asset Value, End of Period..........  $     9.18   $     9.26   $     9.11
                                          ===========  ===========  ===========
ANNUAL TOTAL RETURN.....................       5.58%        8.47%        7.26%
                                          ===========  ===========  ===========
RATIOS/SUPPLEMENTAL INFORMATION
 Net assets at end of period............  18,502,450   18,926,245   17,069,716
 Expenses as a percentage of average
   daily net assets(1)(3)...............       0.75%        0.33%        0.29%
 Net investment income as a percentage
   of average daily net assets(1).......       6.31%        6.70%        7.40%
 Portfolio Turnover rate................      45.35%      101.69%       19.61%


---------------

(1) The percentages should not be construed as representative of the yield or expenses related to further investments in the Fund. The ratio may change due to the expenses of the Fund and the average account size, along with other factors.


(2) During the periods indicated, the Fund did not make payments or made partial payments under its Distribution Expense Plan and CCMC waived certain fees. Net investment income would have been $.455, $.483, $.528, $.520, $.530, $.543, $.545, $.544, $.541 and $.588 for the years ended July 31, 1997,
    1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988, respectively, had such Distribution Expense Plan payments been made and had such fees not been waived.



(3) During the periods indicated, the Fund did not make payments or made partial payments under its Distribution Expense Plan and CCMC waived certain fees. Expenses as a percentage of average net assets would have been 1.25%, 1.18%, 1.27%, 1.23%, 1.11%, 1.06%, 1.11%, 1.07%, 1.13% and 1.09% for the years ended July 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and
    1988, respectively, had such Distribution Expense Plan payments been made and had such fees not been waived.

                      CARNEGIE GOVERNMENT SECURITIES TRUST

                              MONEY MARKET SERIES
                              FINANCIAL HIGHLIGHTS

             DATA FOR EACH SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                   YEAR ENDED JULY 31,
                                    ----------------------------------------------------------------------------------
                                        1997          1996          1995          1994          1993          1992
                                    ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of
 period............................ $       1.00  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income.............        0.042         0.045         0.044         0.024         0.022         0.040
                                    ------------  ------------  ------------  ------------  ------------  ------------
 Total From Investment
 Operations........................        0.042         0.045         0.044         0.024         0.022         0.040
 LESS DISTRIBUTIONS:
 Distributions From Net Investment
 Income............................       (0.042)       (0.045)       (0.044)       (0.024)       (0.022)       (0.040)
                                    ------------  ------------  ------------  ------------  ------------  ------------
 Total Distributions...............       (0.042)       (0.045)       (0.044)       (0.024)       (0.022)       (0.040)
Net Asset Value, End of Period..... $       1.00  $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                    ============  ============  ============  ============  ============  ============
RATIOS/SUPPLEMENTAL INFORMATION
 Expenses as a percentage of
 average daily net assets (1)......        1.11%         1.03%         1.06%         0.98%         0.87%         0.79%
 Net investment income as a
 percentage of average daily net
 assets (1)........................        4.25%         4.50%         4.38%         2.37%         2.25%         4.05%
 Net assets at end of period.......   12,440,409    12,737,746    14,424,876    18,078,719    25,364,240    34,687,846
                                    ============  ============  ============  ============  ============  ============


                                          1991            1990            1989            1988
                                     --------------  --------------  --------------  --------------
Net asset value, beginning of
 period............................  $         1.00  $         1.00  $         1.00  $         1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income.............           0.061           0.076           0.080           0.062
                                     --------------  --------------  --------------  --------------
 Total From Investment
 Operations........................           0.061           0.076           0.080           0.062
 LESS DISTRIBUTIONS:
 Distributions From Net Investment
 Income............................          (0.061)         (0.076)         (0.080)         (0.062)
                                     --------------  --------------  --------------  --------------
 Total Distributions...............          (0.061)         (0.076)         (0.080)         (0.062)
Net Asset Value, End of Period.....  $         1.00  $         1.00  $         1.00  $         1.00
                                     ==============  ==============  ==============  ==============
RATIOS/SUPPLEMENTAL INFORMATION
 Expenses as a percentage of
 average daily net assets (1)......           0.71%           0.76%           0.71%           0.67%
 Net investment income as a
 percentage of average daily net
 assets (1)........................           6.12%           7.61%           8.02%           6.21%
 Net assets at end of period.......     126,090,338      95,736,283     103,831,403     142,863,446
                                     ==============  ==============  ==============  ==============



                          (see footnote on next page)


                          LIQUID CAPITAL INCOME TRUST

                              FINANCIAL HIGHLIGHTS

             DATA FOR EACH SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                    YEAR ENDED JULY 31,
                                    ------------------------------------------------------------------------------------
                                        1997          1996          1995          1994          1993           1992
                                    ------------  ------------  ------------  ------------  ------------  --------------
Net asset value, beginning of
 period............................ $       1.00  $       1.00  $       1.00  $       1.00  $       1.00  $         1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income.............        0.045         0.047         0.047         0.026         0.024           0.042
                                    ------------  ------------  ------------  ------------  ------------  --------------
 Total From Investment
 Operations........................        0.045         0.047         0.047         0.026         0.024           0.042
 LESS DISTRIBUTIONS:
 Distributions From Net Investment
 Income............................       (0.045)       (0.047)       (0.047)       (0.026)       (0.024)         (0.042)
                                    ------------  ------------  ------------  ------------  ------------  --------------
 Total Distributions...............       (0.045)       (0.047)       (0.047)       (0.026)       (0.024)         (0.042)
Net Asset Value, End of Period..... $       1.00  $       1.00  $       1.00  $       1.00  $       1.00  $         1.00
                                    ============  ============  ============  ============  ============  ==============
RATIOS/SUPPLEMENTAL INFORMATION
 Expenses as a percentage of
 average daily net assets (1)......        0.94%         0.90%         0.87%         0.88%         0.83%           0.77%
 Net investment income as a
 percentage of average daily net
 assets (1)........................        4.48%         4.69%         4.72%         2.62%         2.43%           4.25%
 Net assets at end of period.......  185,185,738   205,508,605   247,385,884   289,950,268   335,030,422     431,773,459
                                    ============  ============  ============  ============  ============  ==============


                                          1991            1990            1989            1988
                                     --------------  --------------  --------------  --------------
Net asset value, beginning of
 period............................  $         1.00  $         1.00  $         1.00  $         1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income.............           0.065           0.078           0.083           0.064
                                     --------------  --------------  --------------  --------------
 Total From Investment
 Operations........................           0.065           0.078           0.083           0.064
 LESS DISTRIBUTIONS:
 Distributions From Net Investment
 Income............................          (0.065)         (0.078)         (0.083)         (0.064)
                                     --------------  --------------  --------------  --------------
 Total Distributions...............          (0.065)         (0.078)         (0.083)         (0.064)
Net Asset Value, End of Period.....  $         1.00  $         1.00  $         1.00  $         1.00
                                     ==============  ==============  ==============  ==============
RATIOS/SUPPLEMENTAL INFORMATION
 Expenses as a percentage of
 average daily net assets (1)......           0.70%           0.71%           0.72%           0.72%
 Net investment income as a
 percentage of average daily net
 assets (1)........................           6.48%           7.83%           8.31%           6.42%
 Net assets at end of period.......   1,503,924,041   1,461,547,132   1,184,089,699   1,214,708,135
                                     ==============  ==============  ==============  ==============



                          (see footnote on next page)

                         CARNEGIE TAX FREE INCOME TRUST
                              FINANCIAL HIGHLIGHTS
             DATA FOR EACH SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                          YEAR ENDED JULY 31,
                                       -----------------------------------------------------------------------------------------
                                          1997           1996           1995           1994            1993             1992
                                       ----------     ----------     ----------     ----------     ------------     ------------
Net asset value, beginning of
 period............................         $1.00          $1.00          $1.00          $1.00            $1.00            $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income.............         0.027          0.029          0.029          0.018            0.019            0.036
                                       ----------     ----------     ----------     ----------     ------------     ------------
 Total From Investment
  Operations.......................         0.027          0.029          0.029          0.018            0.019            0.036
 LESS DISTRIBUTIONS:
 Distributions From Net Investment
  Income...........................        (0.027)        (0.029)        (0.029)        (0.018)          (0.019)          (0.036)
                                       ----------     ----------     ----------     ----------     ------------     ------------
 Total Distributions...............        (0.027)        (0.029)        (0.029)        (0.018)          (0.019)          (0.036)
Net Asset Value, End of Period.....         $1.00          $1.00          $1.00          $1.00            $1.00            $1.00
                                       ==========     ==========     ==========     ==========     ============     ============
RATIOS/SUPPLEMENTAL INFORMATION
 Expenses as a percentage of
  average daily net assets (1).....         0.84%          0.80%          0.82%          0.77%            0.76%            0.69%
 Net investment income as a
  percentage of average daily net
  assets (1).......................         2.74%          2.92%          2.86%          1.77%            1.88%            3.58%
 Net assets at end of period.......    20,188,763     25,266,098     27,615,905     31,640,760       40,646,525       56,180,652
                                       ==========     ==========     ==========     ==========     ============     ============


                                         1991             1990             1989             1988
                                     ------------     ------------     ------------     ------------
Net asset value, beginning of
 period............................         $1.00            $1.00            $1.00            $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income.............         0.046            0.053            0.056            0.045
                                     ------------     ------------     ------------     ------------
 Total From Investment
  Operations.......................         0.046            0.053            0.056            0.045
 LESS DISTRIBUTIONS:
 Distributions From Net Investment
  Income...........................        (0.046)          (0.053)          (0.056)          (0.045)
                                     ------------     ------------     ------------     ------------
 Total Distributions...............        (0.046)          (0.053)          (0.056)          (0.045)
Net Asset Value, End of Period.....         $1.00            $1.00            $1.00            $1.00
                                     ============     ============     ============     ============
RATIOS/SUPPLEMENTAL INFORMATION
 Expenses as a percentage of
  average daily net assets (1).....         0.64%            0.65%            0.62%            0.59%
 Net investment income as a
  percentage of average daily net
  assets (1).......................         4.61%            5.35%            5.60%            4.52%
 Net assets at end of period.......   250,951,045      218,199,216      226,472,041      307,910,827
                                     ============     ============     ============     ============


---------------


(1) The percentages should not be construed as representative of the yield or expenses related to further investments in the Fund. The ratio may change due to the expenses of the Fund and the average account size, along with other factors.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of each Fund, as set forth below, along with the investment policies identified as fundamental policies may not be changed without the affirmative vote of a majority of the applicable Fund's outstanding voting securities. All other policies of a Fund may be changed by the Trustees of the applicable Trust without shareholder approval. There can be no guarantee that the investment objective of any Fund will be achieved. For additional information concerning certain investment policies of the Funds, see "Certain Investment Strategies".

OHIO GENERAL MUNICIPAL FUND (THE "OHIO FUND")

     The investment objective of the Ohio Fund is to provide as high a level of current income exempt from Federal income tax as is consistent with prudent investment, without the safety of insurance. The Ohio Fund has the additional objective of providing income exempt from the personal income tax of Ohio to residents of that state. The Ohio Fund will invest in municipal obligations of investment grade ("Investment Grade Obligations"), i.e. those which are rated (or, if not rated, have, in the opinion of the Adviser, in accordance with policies established by the Board of Trustees of CTE, equivalent credit characteristics) Baa or better, MIG-2 or better, or Prime-2 or better by Moody's Investor Services, Inc. ("Moody's") or BBB or better, SP-2 or better, or A-2 or better by Standard & Poor's Corporation ("S&P") (or those rated equivalently by another nationally recognized statistical rating organization ("NRSRO")). Municipal obligations rated Baa or BBB have certain speculative characteristics. Investment Grade Obligations generally will not be insured.

INVESTMENT POLICIES APPLICABLE TO THE OHIO FUND

     Under normal operating circumstances, the Ohio Fund attempts to invest 100% (and as a matter of fundamental policy will invest at least 80%) of the value of its net assets in securities the interest on which is exempt from Federal income tax and is exempt from the personal income tax of Ohio. Such securities consist of debt obligations issued by or on behalf of the State of Ohio, or in certain cases, a territory or possession of the United States (such as Puerto Rico) or political subdivisions, agencies or instrumentalities thereof. Under normal operating circumstances, at least 65% of the value of the Fund's total assets will be invested in such securities issued by or on behalf of the State of Ohio or its political subdivisions, agencies or instrumentalities.

     Under normal operating circumstances, the Ohio Fund may invest up to 20% of its assets in "temporary investments": short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. For temporary defensive purposes when the Adviser believes market conditions present unusual risks, the Fund may invest more than 20% of its assets in such "temporary investments". See "Investment Policies" in the Statement of Additional Information for a more detailed description of such instruments. Such investments would produce interest neither exempt from Federal income tax nor (in many cases) exempt from state personal income tax. The Ohio Fund does not expect that such investments will be necessary on a regular basis.

     Under normal market circumstances, management anticipates that longer-term maturities will provide the highest current income and, accordingly, expects that 80% or more of the assets of the Fund will be invested in long-term municipal obligations. Under normal market conditions, it is anticipated that the average weighted maturity of the portfolio of the Fund will be in excess of 20 years. However, management reserves the right to substantially shorten average portfolio maturity if yields on shorter-term municipal obligations of comparable quality approach or exceed yields on longer-term municipal obligations.

THE MONEY MARKET FUNDS

     Each of the Money Market Series, Liquid Capital Income Trust and Carnegie Tax Free Income Trust (collectively, the "Money Market Funds") invests exclusively in high quality securities that generally mature within 397 days from the date of purchase. Each such Fund maintains an average weighted maturity of not more than 90 days.

     The Money Market Funds are designed for investors with cash reserves or temporary cash balances seeking to maximize current income with a minimum of capital risk and inconvenience while maintaining liquidity on a day-to-day basis without penalty. The Money Market Series, LCI and CTF each has adopted procedures designed to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions and has done so to date. However, there can be no assurance that the net asset value will not vary in the future.

     Each of the Money Market Funds will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest categories by at least two NRSROs (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or
(iii) if not rated, are of comparable quality as determined by the Board of Trustees in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities"). Each of these Funds will limit its investments to Eligible Securities that present minimal credit risk, as determined by the Board of Trustees in accordance with procedures established by the Board of Trustees.

     All Eligible Securities may be classified as "first tier" securities or "second tier" securities. In general, first tier securities consist of Eligible Securities that have received the highest rating by at least two NRSROs (or by one NRSRO if only one NRSRO has rated the security) or which are unrated but determined to be of comparable quality. All other Eligible Securities are classified as second tier securities. Neither the Money Market Series nor LCI may invest more than 5% of its total assets in second tier securities and neither Fund may invest more than 1% of its total assets or $1.0 million (whichever is greater) in the second tier securities of any single issuer. Comparable limitations are applicable to CTF as relates to certain conduit securities.

MONEY MARKET SERIES

     The Money Market Series seeks to provide, through investment in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, as high a level of current income obtainable from short-term securities as is consistent with preservation of capital and maintenance of liquidity.

LIQUID CAPITAL INCOME TRUST

     Liquid Capital Income Trust seeks to provide, through investment in money market instruments maturing in 397 days or less, as high a level of current income obtainable from short-term securities as is consistent with prudent investment management and preservation of capital.

     LCI may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt obligations; deposit obligations of banks and savings and loans which are FDIC members; bankers' acceptances (bills of exchange used to finance foreign trade), bank notes (unsecured indebtedness of banking institutions) and letters of credit (commercial paper backed by a commercial bank or other financial institution); high grade commercial paper (unsecured indebtedness of business or banking firms); federally taxable obligations issued by states or their agencies, instrumentalities or political subdivisions; and repurchase agreements secured by the foregoing.

     LCI may, but is not required to, concentrate its investments in bank instruments issued by domestic banks. In accordance with currently applicable Securities and Exchange Commission guidelines, this policy limits such discretionary concentration to instruments issued by domestic branches of United States banks, United States branches of foreign banks to the extent such banks are subject to the same regulation as United States banks, and foreign branches of United States banks to the extent that the United States bank would be unconditionally liable to pay on such instruments upon the default of the foreign branch. LCI may invest in deposit obligations of banks and savings and loans which are members of the FDIC. Such obligations are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds which LCI may have on deposit at any one bank or savings and loan.

CARNEGIE TAX FREE INCOME TRUST


     Carnegie Tax Free Income Trust seeks to provide, through investment in a professionally managed portfolio of high quality municipal obligations, as high a level of current income exempt from Federal income taxation obtainable from short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. Under normal operating circumstances, CTF attempts to invest 100% (and as a matter of fundamental policy will invest at least 80%) of the value of its net assets in securities the interest on which is exempt from Federal income tax and excluded from the calculation of Federal alternative minimum taxes for individual taxpayers.


     CTF may invest in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities and participation interests therein, the interest on which, in the opinion of counsel to the issuer rendered on the date of issue thereof, is exempt from Federal income taxation.

     CTF may invest in bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes, along with municipal bonds and participation interests therein. In addition, CTF may purchase other types of tax-exempt municipal obligations, such as short-term discount notes, and in certain variable or floating rate demand securities, including participation interests therein.

     Under certain circumstances, CTF may invest in high grade, short-term, taxable instruments of the nature in which LCI may invest. Under normal operating circumstances, CTF may invest up to 20% of its assets in "temporary investments", that is, taxable money market instruments. When the Adviser believes abnormal market conditions exist, CTF may invest more than 20% of its assets in such "temporary investments". Such investments would produce interest not exempt from Federal income tax. CTF has never made such investments in the past and does not expect that such investments will be necessary in the future.

                         CERTAIN INVESTMENT STRATEGIES

     REPURCHASE AGREEMENTS (APPLICABLE TO ALL FUNDS). Each Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security (ordinarily U.S. Government securities) but the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. Although structured as a purchase and sale of securities, a repurchase agreement is, in substance, a loan by the purchaser to the seller that is collateralized by securities. Should any seller of a repurchase agreement fail to repurchase the underlying security, or should any seller become insolvent or involved in a bankruptcy proceeding, a Fund could incur disposition costs and a loss if the proceeds of the sale of such security to a third party are less than the repurchase price. Under certain limited conditions, a Fund could also be delayed or otherwise limited in disposing of the underlying security. CCMC, under guidelines and standards of review established by each Trust's Board of Trustees, evaluates the creditworthiness of sellers and enters into repurchase agreements only with those institutions that it believes present minimal credit risks. CCMC has been directed to fully collateralize the amount of any repurchase agreement and to maintain such collateral, on a daily basis, at the repurchase price or better.

     WHEN-ISSUED SECURITIES (APPLICABLE TO THE OHIO FUND AND CTF). The Ohio Fund and CTF may purchase securities on a "when-issued" or delayed delivery basis. Delivery and payment normally take place within one week of the purchase of notes and within one month of the purchase of bonds.

     There is no limit on the amount of the assets of the Ohio Fund or of CTF which may be invested in "when-issued" obligations. No interest accrues to a Fund on "when-issued" securities prior to the time such Fund takes delivery and makes payment. Purchase of "when-issued" securities involves the risk that yields available in the market when delivery occurs may be higher than those available when the "when-issued" order is placed. The Custodian will maintain on a daily basis segregated accounts for each Fund consisting of cash or liquid debt securities with a value at least equal to the amount of the commitments to purchase "when-issued" securities of the Fund. During periods when interest rates fluctuate substantially and CTF remains substantially fully invested at the same time it purchases securities on a "when-issued" basis, there will be a greater possibility that the market value of CTF's assets will vary from $1.00 per share. However, CTF does not believe that under normal circumstances its net asset value or income will be affected by its purchase of securities on a "when-issued" basis.

     MUNICIPAL OBLIGATIONS (APPLICABLE TO THE OHIO FUND AND CTF). The Ohio Fund invests, and CTF may invest, in municipal obligations, including, primarily, municipal bonds and participation interests therein. Each such Fund also may invest in bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes. In addition, the Ohio Fund may purchase other types of tax-exempt municipal obligations, such as short-term discount notes. CTF also may invest in such securities. Municipal bonds generally are classified as either "general obligation" or "revenue bonds". See "Investment Policies" in the Statement of Additional Information.

     Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the then current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of such governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

     The Ohio Fund and CTF may invest in certain variable or floating rate demand securities, including participation interests therein. These securities may be general obligation or revenue bonds. The value of such securities may change with changes in interest rates generally. However, the variable or floating rate nature of such securities should reduce, to the extent a Fund is invested in such securities, the degree of fluctuation in the value of its portfolio investments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and risk of potential capital depreciation is less than would be the case with a portfolio composed entirely of fixed-income securities. The portfolio of a Fund may contain variable or floating rate demand securities on which stated minimum or maximum rates set by state law limit the degree to which interest on such securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable or floating rate demand securities is made in relation to movements of the applicable indexes (e.g., the prime rate), such securities are not comparable to longer-term fixed rate securities. Accordingly, interest rates on such securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities. CTF will attempt to achieve a balance of variable or floating and fixed rate securities such that under normal circumstances the net asset value of CTF can be maintained at $1.00 per share while the highest possible yield can be returned to the investors. However, to the extent the portfolio of any Fund is invested in variable or floating rate securities, yield can be expected to decline in periods of falling interest rates more rapidly than if the portfolio of that Fund were invested solely in longer-term fixed rate securities. Conversely, yield, under the same circumstances, can be expected to increase more rapidly in periods of rising interest rates.

     The demand feature of variable rate participation interests will be supported by a letter of credit or comparable guarantee provided by the selling institution (generally, banks which are members of the Federal Reserve Board or insurance companies). Such participation interests will not be purchased unless accompanied by an opinion of counsel, given at the time of purchase by a Fund, that the interest payable in connection with the participation is exempt from Federal income tax.

                            INVESTMENT RESTRICTIONS

     The following investment restriction of the Funds is fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the applicable Fund.

     None of the Funds may purchase securities subject to legal or contractual restrictions on the resale thereof ("restricted securities") or securities which are not readily marketable, if such purchase would cause more than 5% of its assets to be invested in restricted securities or more than 10% of its assets to be invested in restricted securities, securities which are not readily marketable, and repurchase agreements maturing in more than seven days.

     For a complete list of investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

                             SPECIAL CONSIDERATIONS


     MUNICIPAL OBLIGATIONS (APPLICABLE TO THE OHIO FUND). The market price of long-term municipal obligations depends on a number of factors, including the credit rating of the issuer, the terms of the security itself (e.g., maturity, call protection and yield), as well as general economic and interest rate conditions. Since the Ohio Fund generally invests only in the securities of the State of Ohio, there are certain specific factors and considerations concerning the State which may affect the credit and market risk of the municipal obligations which the Ohio Fund purchases. See "Certain Factors Affecting the Ohio Fund" in the Statement of Additional Information.



     Because the Ohio Fund is a non-diversified series of CTE, the Ohio Fund may invest up to 25% of its assets in the municipal obligations of one issuer. While management has no intention of doing so at this time, the investment of a substantial portion of the Ohio Fund's assets in the securities of one or a relatively small number of issuers would cause such Fund's performance to depend on the credit and other characteristics of one or a small number of issuers. The investment of the Ohio Fund's assets in the securities of a small number of issuers increases the risk associated with investing in the Ohio Fund.


     GOVERNMENT SECURITIES (APPLICABLE TO THE MONEY MARKET FUNDS). Each of the Money Market Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For examples of such agencies or instrumentalities, see "Investment Policies" in the Statement of Additional Information. Some such obligations are supported by the full faith and credit of the U.S. Treasury; others by Treasury guarantees; and others, by the right of the issuer to borrow from the Treasury. In addition, some obligations of U.S. Government agencies or instrumentalities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and others are supported solely by the credit of the issuing agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. Each such Fund may invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

                             INVESTMENT MANAGEMENT

THE ADVISER

     Carnegie Capital Management Company, 1100 The Halle Building, 1228 Euclid Avenue, Cleveland, Ohio 44115, serves as each Trust's investment adviser. Pursuant to the investment advisory contract in effect between each Trust and CCMC, CCMC manages the investment and reinvestment of the assets of each Fund in accordance with its investment objective, policies and limitations, subject to the general supervision and control of the Trust's Board of Trustees. In addition, CCMC is responsible for the overall management of each Trust's business affairs, subject to the authority of its Board of Trustees. CCMC furnishes office facilities and clerical and administrative services to the Trusts and, together with its wholly-owned subsidiary, Carnegie Fund Distributors, Inc. (the "Distributor"), with respect to the Ohio Fund, also bears certain promotional expenses, including a portion of the costs of printing and distributing prospectuses utilized for promotional purposes. CCMC also performs and bears the cost of research, statistical analysis and continuous supervision of the investment portfolios of each Fund.


     CCMC has been registered with the Securities and Exchange Commission as an investment adviser since 1974. CCMC, together with its wholly owned subsidiary, Carnegie Capital Asset Management Company, have approximately $490 million under management for open-end investment companies and for corporate, employee benefit plan and individual accounts. CCMC also serves as co-administrator of STAROhio (State Treasury Asset Reserve of Ohio), a $5.1 billion investment pool offered to political subdivisions within Ohio.


     Messrs. Karam, Mateyo and Pease, three officers of CCMC (as described under "Trustees and Officers" in the Statement of Additional Information), own, in the aggregate, 100% of its common stock. Messrs. Karam and Mateyo each own 40% and Mr. Pease owns 20% of such stock.

MANAGEMENT FEES

     As compensation for its services, the Adviser receives monthly from each of the Funds an advisory fee based upon the average value of such Fund's daily net assets.


     For the fiscal year ended July 31, 1997, the Ohio Fund, Money Market Series, LCI and CTF incurred advisory fees which amounted to .50% of their respective average daily net assets. The total expenses as a percentage of average daily net assets of such Funds for the period set forth above were .95%, 1.11%, .94% and .84%, respectively.

BROKERAGE

     Each Fund may consider sales of its shares by brokers or dealers when selecting brokers or dealers to execute portfolio transactions. The policies and practices with respect to the payment of brokerage commissions are subject to review by the Board of Trustees of each Trust.

PORTFOLIO MANAGEMENT

     Roy L. Wallace is the Chief Investment Officer of the Carnegie Funds Group and Vice President -- Investments of the Adviser. He has been employed with CCMC since 1974 and has been the portfolio manager of the Ohio Fund since November 30, 1988. Mr. Wallace supervises the Trading Department, the responsibilities of which include daily management of the portfolios of each of the Funds and providing economic research and advice to management.


     David Munoz is Vice President and Portfolio Manager, Fixed Income/Equities of the Advisor. Effective January 1, 1998, Mr. Munoz will be assuming the duties currently performed by Mr. Wallace, as described above. Mr. Munoz has been employed with CCMC since 1988 and has been the assistant to Mr. Wallace for the past five years.


                                  PERFORMANCE


     The performance of the Ohio Fund was affected by various factors during the fiscal year ended July 31, 1997. Some factors are related to the particular investment strategy of the Adviser, while others can be attributed to market conditions.



     The most significant market condition factor that affects the Ohio Fund's performance is the level of interest rates on municipal obligations. Interest rates on municipal bonds with intermediate term maturities decreased during the Ohio Fund's 1997 fiscal year, resulting in an increase in the value of the Ohio Fund's portfolio. The decrease in interest rates and resulting increase in portfolio value produced a positive effect on the performance of the Fund.



     The primary investment strategy factors affecting the Ohio Fund's performance are the quality and maturity of portfolio obligations. The average maturity of the Ohio Fund was consistent with the prior fiscal year, at 19.3 years for 1997 as compared to 19.4 years for 1996. The Adviser continued to invest primarily in top quality bonds rated AAA in order to minimize risk, which slightly reduced the overall yield.



     A line graph follows that compares the initial account value and subsequent account values at the end of each of the last ten fiscal years, assuming a $10,000 investment, to the same investment in the Lehman Brothers Index of Municipal Bonds.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
              INVESTMENT IN OHIO GENERAL MUNICIPAL FUND(1) AND THE
                  LEHMAN BROTHERS INDEX OF MUNICIPAL BONDS(2)


             Measurement Period
           (Fiscal Year Covered)                    Ohio General         LB Index: Muni Bond
1988                                                             10.2                     10.7
1989                                                             11.1                       12
1990                                                             11.7                     12.9
1991                                                             12.6                     13.9
1992                                                             14.2                     15.9
1993                                                             15.1                     17.3
1994                                                             15.4                     17.6
1995                                                             16.2                       19
1996                                                             17.1                     20.3
1997                                                             18.7                     22.5



1. Years shown are on a fiscal year basis.

2. Lehman Brothers Index of Municipal Bonds does not include any sales charge or expenses.

                                 HOW TO INVEST

     You may purchase shares of each Fund at the public offering price, which is the net asset value next determined plus, in the case of the Ohio Fund only, a sales charge. The sales charge is a percentage of the public offering price and varies with the amount of purchase as shown below. The Money Market Funds are sold without a sales charge.

                                                         SALES CHARGE AS
                                     SALES CHARGE AS      PERCENTAGE OF      DEALERS DISCOUNT
                                      PERCENTAGE OF        NET AMOUNT        AS PERCENTAGE OF
         AMOUNT OF PURCHASE          OFFERING PRICE         INVESTED          OFFERING PRICE
----------------------------------------------------     ---------------     ----------------
OHIO FUND
Less than $50,000....................       4.50%              4.71%               4.00%
$50,000 to $99,999...................       4.25               4.44                4.00
$100,000 to $249,999.................       4.00               4.17                3.50
$250,000 to $499,999.................       2.50               2.56                2.00
$500,000 to $999,999.................       1.50               1.52                1.00
$1,000,000 to $1,999,999.............       1.25               1.27                1.00
$2,000,000 to $3,999,999.............       1.00               1.01                1.00
$4,000,000 or more...................         --                 --                  --

     You may open an account and make your initial investment in a Fund by contacting the Distributor or your local dealer. The minimum initial investment is $1,000; lower minimum investments apply to purchases of shares for IRA and SEP accounts offered by certain Funds. See "Shareholder Services" in this Prospectus and "IRAs and SEPs" in the Statement of Additional Information.

     Subsequent purchases may be made through your local dealer or directly through the Funds' Dividend and Transfer Agent, First Data Investor Services Group ("First Data"), a subsidiary of First Data Corp. Such purchases must be in amounts of at least $250. To make a subsequent purchase by mail, send a check or other negotiable bank draft payable to the order of "Carnegie Funds Group", along with your account number, to:

              Carnegie Funds Group
              Post Office Box 5124
              Westborough, MA 01580-5124

To expedite processing by First Data, it is essential for you to include your account number with your purchase request.

     To make a subsequent purchase by bank wire transfer, instruct your bank to wire Federal funds along with the following wire instructions:

         Federal Reserve Bank of Boston

         BOS SAFE DEP
         Account No. 011001234
         For the Further Credit to
         Carnegie Funds Group Account No. 11-660-2
         [Name of Fund in which you wish to invest]
         [Shareholder account number]
         [Name of investor]

OHIO FUND


     Shares of the Ohio Fund are distributed through authorized dealers by such Fund's principal underwriter, Carnegie Fund Distributors, Inc. (the "Distributor"), 1100 The Halle Building, 1228 Euclid Avenue, Cleveland, Ohio 44115, according to a Master Distribution Agreement between CTE and the Distributor, dated June 4, 1993, which was last approved by the Board of Trustees of the Trust at a meeting held on April 11, 1997. The Distributor is a member of the National Association of Securities Dealers, Inc. and is a wholly-owned subsidiary of CCMC. The Master Distribution Agreement permits the Distributor to reallow up to the full amount of the sales charge, as shown in the above table, to dealers entering into dealer agreements with the Distributor; accordingly, such dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933, as amended.



     The offering price of the Ohio Fund is the net asset value per share determined as set forth in "Net Asset Value" below plus the applicable sales charge. Such price applies to all purchase orders received by the Distributor or First Data prior to 4:00 p.m., Eastern time, or at an earlier time as made necessary by an early closing of one or more of the national stock exchanges. If you buy shares through your dealer, the dealer must receive your order before 4:00 p.m., Eastern time, or at an earlier time as made necessary by an early closing of one or more of the national stock exchanges, and transmit it to the Distributor by 4:30 p.m., Eastern time, to receive that day's public offering price (except orders handled through the National Securities Clearing Corporation ("NSCC") may be transmitted to the Distributor at a later time). Since the net asset value at which shares of the Ohio Fund are purchased is determined after receipt of an order by the Fund, the failure of a dealer to promptly transmit an order may cause the purchase price to be more or less than the amount you otherwise would have paid. Transmission of orders is the responsibility of the dealer through whom you purchase shares; the Distributor is not responsible for the prompt transmission of orders by dealers. Funds in the amount of the net asset value plus the sales charge must be transmitted to First Data within three business days following investment. If funds are not received by such time, the Distributor reserves the right to cancel the purchase order.


     CCMC and the Distributor from time to time may provide promotional incentives to certain dealers with whom the Distributor has entered into Dealer's Agreements with respect to the Ohio Fund. Such incentives may include sales contests under which registered representatives employed by such dealers who reach a certain level of sales of shares of the Ohio Fund may be awarded additional compensation in the form of cash, merchandise or reimbursement of travel expenses. Other incentives may include cash compensation paid to certain broker-dealer firms for performing internal wholesale marketing services on behalf of the Ohio Fund. Such compensation will be based upon sales of the Ohio Fund shares above a minimum level.

REDUCED SALES CHARGES (OHIO FUND)

     You may be eligible to purchase shares of the Ohio Fund at a reduced sales charge if you qualify for the combined purchase privilege, the cumulative quantity discount or have executed a letter of intent, or if you exercise the reinvestment or exchange privilege. A description of these options is included in the instructions to the application form attached to this Prospectus and in the Statement of Additional Information. For additional information, contact the Trust or your dealer.

     You may purchase shares of the Ohio Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of another investment company which has a sales charge or other selling commission and is not part of the Carnegie Funds Group. Your investment will qualify for this "commission free switch" if the purchase price of the shares of the other investment company included a sales charge and if the redemption of such shares occurred no more than 60 days prior to your purchase of shares of the Ohio Fund. To make a purchase at net asset value pursuant to this provision, mark the appropriate section on the application form attached to this Prospectus and submit with the application a photocopy of the confirmation (or similar evidence) showing the redemption from the other fund. The minimum investment in shares of the Ohio Fund is $1,000. The payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the "Carnegie Funds Group". The redemption of shares of the other investment company is, for Federal income tax purposes, a sale on which you may realize a gain or loss. You will be deemed to have paid the maximum sales load for purposes of the exchange privilege. See "Exchange Privilege" in this Prospectus and in the Statement of Additional Information. This provision may be modified or terminated at any time. Contact your dealer or the Trust for further information.

     Ohio Fund shares may be sold at net asset value to the Trustees, officers, full-time employees and sales representatives of the Trusts, the Adviser, the Distributor and the NASD member firms that have entered into dealer agreements with the Distributor, and the spouses and minor children of such persons. The Ohio Fund may also issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company.

MONEY MARKET FUNDS

     Shares of each Money Market Fund are sold on a continuing basis at the net asset value next computed after an order and Federal funds are received by First Data. Purchase orders will become effective on the day Federal funds are received by First Data, i.e. the day on which your money is credited to First Data's account at the Federal Reserve Bank of Boston. If Federal funds are received by First Data prior to noon on any day, Monday through Friday (except on the customary national business holidays listed in "Net Asset Value") the order will be effective on that day. Money transmitted by check drawn on a member of the Federal Reserve System will normally be converted to Federal funds on the first business day following receipt. Funds transmitted by wire will be invested on the same day as the transfer so long as Federal funds are received by First Data prior to noon on that day. Funds transmitted by bank wire to First Data and received by it after noon will normally be invested on the next business day. Your bank may charge for its services in effecting wire transfers of funds. Firms or fiduciaries may charge you for the service of forwarding investments. Shares purchased prior to noon will commence accruing dividends on the date of purchase.

     Share certificates will be issued only upon your written request to First Data. No certificate will be issued for fractional shares. Each Trust and the Distributor reserve the right to reject in whole or in part any order to purchase shares of the respective Trusts.

     Each of the Money Market Funds intends to send to shareholders written notification of their account transactions on a monthly basis in lieu of immediate confirmation.

AUTOMATIC INVESTMENT SERVICE

     After you have opened your Fund account, you may arrange to make automatic monthly or quarterly investments into your account by selecting this service on the application form attached to this Prospectus or by calling CCMC. Under this plan, a draft will be drawn on your bank account at regular intervals (the 20th day of the appropriate month) to purchase shares of the Fund at the applicable offering price on the date of the draft and a debit will appear on your bank statement. The Fund will send you a confirmation for each transaction. The minimum amount for each such investment is $250. To change the amount or cancel the automatic investment service, notify the appropriate Trust or First Data in writing. The change or cancellation may not become effective for up to 30 days. Because a sales charge is applied on new Ohio Fund shares purchased, it would not be to your advantage to buy such shares while also making systematic withdrawals.

DISTRIBUTION EXPENSE PLANS

     Each of the Trusts has adopted a Distribution Expense Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). The plans adopted by the Money Market Funds are "defensive" type plans and do not authorize the payment of any expenses by such Funds other than those incurred under their respective investment advisory contracts. Pursuant to the plan of the Ohio Fund, the Fund pays the Distributor, as reimbursement for certain distribution expenses, a distribution fee (the "Distribution Fee"). The Ohio Fund pays a Distribution Fee at the annual rate of not more than .30 of 1% of the average net assets of such Fund. The Distribution Fee is calculated and accrued on a daily basis and paid to the Distributor quarterly. The Distributor is required to use an amount equal to .20 of 1% of the average daily net assets of the Ohio Fund (or all of any lesser Distribution Fee) to make continuing payments (i.e., trail commissions) to authorized dealers for their continuing distribution and promotional assistance in connection with the sale of shares of the Fund. Any remaining portion of the Distribution Fee is utilized by the Distributor for any activities of, or expenses incurred by, the Distributor which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, paying for the preparation, printing and distribution of sales literature and other promotional materials to existing and prospective investors and for directly or indirectly purchasing radio, television, newspaper and other media advertising and conducting sales seminars, sales contests and other incentives. In some instances, these incentives may be offered only to certain dealers who have sold or may sell a significant amount of shares. The Plans do not provide for reimbursement of the Distributor's overhead expenses, or for carry-over of distribution expenses incurred in a given year to a later year or related interest or financing charges. The Distributor and broker-dealers which have entered into dealer's agreements with the Distributor have agreed to waive the Distribution Fees with respect to the Ohio Fund indefinitely. The waiver of such fees will cause a reduction of such Fund's expenses and an increase in its yield and total return. See "Distribution Expense Plans" in the Statement of Additional Information.

                              HOW TO REDEEM SHARES

     You may redeem shares for cash on any day on which the New York Stock Exchange is open at the net asset value next computed after receipt by First Data of a redemption request in proper form. Payment normally will be made by check mailed within not more than seven days. If shares have been purchased by check and are being redeemed, the purchase check must be collected by First Data before payment can be made, which may take up to fifteen days or more after investment. Accordingly, if you expect to receive payment for redeemed shares within fifteen days of purchase, you should purchase through a dealer or provide payment in immediately available funds (e.g., wire transfer).

     Redemption requests must be made through your dealer or in writing to First Data, accompanied by share certificates, if issued. Written requests for redemption should be forwarded to Carnegie Funds Group, Post Office Box 5124, Westborough, Massachusetts 01580-5124, and must state your account number and the number of shares or dollar amount to be redeemed, or that you are requesting "redemption in full", and be signed by each registered owner exactly as the shares are registered. See "Complete Redemption". If the shares to be redeemed were issued in share certificate form, the certificate must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with a redemption request. Any signature appearing on a redemption request, share certificate or stock power must be guaranteed by an "eligible guarantor institution" (generally, FDIC member banks, brokers, dealers, government securities dealers and brokers, municipal securities brokers and dealers, credit unions, a member firm of a national securities exchange, registered securities association or clearing agency and/or savings associations). A signature guarantee by a notary public is not acceptable. The signature guarantee requirement on redemptions of up to $1,000 may be waived at the sole discretion of either the applicable Trust or First Data. First Data may request further documentation such as certified corporate resolutions or evidence of authority to act as a fiduciary from corporations, executors, administrators, trustees or other fiduciaries. A redemption request will not be deemed to be properly received until First Data receives all required documents in proper form. You also may elect to use the wire redemption procedure (see "Wire Redemption" below). You should be aware that the net asset value per share may fluctuate between the time you mail your redemption request and the time First Data receives your request. Dealers may charge for their services in connection with redemptions, but neither the Trusts nor the Distributor impose any charge in connection with redemptions.

     The Distributor, as agent for the Ohio Fund, is authorized to offer to repurchase shares of such Fund which are presented by telephone or telegraph by dealers in amounts of at least $500. The repurchase price is the net asset value per share next determined after the repurchase order is received. Repurchase orders for shares of the Ohio Fund received by dealers prior to 4:00 p.m., Eastern time, daily Monday through Friday or at an earlier time as made necessary by an early closing of one or more of the national stock exchanges (except on customary national business holidays) are priced at a net asset value per share that is determined no later than 4:00 p.m. or at an earlier time as made necessary by an early closing of one or more of the national stock exchanges, provided that they are time stamped by the dealer no later than 4:00 p.m. or at an earlier time as made necessary by an early closing of one or more of the national stock exchanges on such day. It is the responsibility of dealers to transmit orders received by them to the Distributor prior to 4:30 p.m., Eastern time, or at an earlier time as made necessary by an early closing of one or more of the national stock exchanges on such day (except orders handled through the NSCC may be transmitted to the Distributor at a later time). If the dealer should fail to do so, the shareholder's entitlement to that day's net asset value per share must be settled between the shareholder and his dealer. Repurchase orders received by dealers after the daily determination of net asset value, or received by the Distributor after 4:30 p.m., Eastern time, or at an earlier time as made necessary by an early closing of one or more of the national stock exchanges, are priced based upon the next day's close. Dealers may charge for their services in connection with the repurchase, but neither the Trusts nor the Distributor make any charge. The offer to repurchase by the Distributor may be suspended at any time.

WIRE REDEMPTION

     You may elect to use the wire redemption procedure to redeem shares of any Fund by designating, on the application form submitted at the time of initial investment, the name of a Federal Reserve System member bank and account number to receive redemption proceeds. If you make this election, requests for redemption (except for accounts held through certain dealers) may be made by telephone by calling 1-800-558-5835. Neither the Trusts nor First Data will be liable for any loss to the shareholder resulting from an unauthorized transaction as long as the Trusts and First Data are following instructions communicated by telephone reasonably believed to be genuine. The Trusts and First Data will employ reasonable procedures, including recording all telephone calls requesting telephone exchanges and testing the caller's identity, to ensure that instructions communicated by telephone are genuine. Requests for expedited redemption may also be made by letter to Carnegie Funds Group, Post Office Box 5124, Westborough, Massachusetts 01580-5124. You may elect to receive payment of redemption proceeds by bank wire to your designated account if the proceeds are $1,000 or more; otherwise, proceeds will be sent by mail to your address of record. If shares are redeemed under this procedure you will not be required to provide a signature guarantee. However, requests to change bank or account designations may only be made by written instructions to First Data with the type of signature guarantee and other documentation specified under "How to Redeem Shares". No share certificates will be issued if you elect this procedure and it is not available for redemption of shares in IRA or SEP accounts.

     Wire redemption of shares of the Ohio Fund will be effected five business days following the date of the net asset value next determined after receipt by First Data of a redemption request in proper form. Wire redemption of shares of the Money Market Funds will be effected immediately.

CHECK-WRITING REDEMPTION

     Check-writing redemption is available to all shareholders of each of the Money Market Funds. In addition, check-writing redemption is available to shareholders of the Ohio Fund who own or purchase shares of such Fund having a value of $25,000 or more. To participate in the check-writing redemption procedure, contact First Data at the number listed in "Shareholder Services" and request a signature card. Upon return of an executed signature card, First Data will provide you with a supply of checks which may be drawn against your Fund's account maintained by First Data. These checks, which will be imprinted with your name, may be made payable to the order of any person in any amount not less than $100. This procedure is not available to accounts of the Ohio Fund which fall below $5,000 in value, and it is subject to

First Data's rules and regulations governing checking accounts. No share certificates will be issued to you or may be held by you if you elect this procedure. Because of the daily fluctuations in the value of Fund shares, you should be certain there are adequate shares in your account to cover the amount of checks written on a Fund. If insufficient shares are in your account, the check will be returned for "insufficient funds". No shares will be redeemed in one Fund to cover a check written on another Fund. Neither First Data nor the Trusts shall incur any liability to you under this procedure for honoring checks, for effecting redemptions pursuant to payment thereof or for returning checks which are not accepted for payment.

     The check-writing redemption procedure enables you to receive the daily dividends declared on Fund shares to be redeemed until such time as your check is presented to First Data for payment. When a check drawn under this procedure is so presented, First Data, as your agent, will cause the appropriate Fund to redeem, at the net asset value next computed, a sufficient number of full and fractional shares in the account to cover the amount of the check. Redemption pursuant to the check-writing privilege will be treated as a sale for Federal income tax purposes. See "Taxes".

     No charge will be made for participation in the check-writing redemption procedure or for the clearance of any checks. This procedure may be terminated at any time by the applicable Trust, First Data or you. Such check-writing accounts are not FDIC insured.

COMPLETE REDEMPTION

     The value of your account varies daily due to the fluctuation in net asset value and/or to the declaration of dividends and the reinvestment of dividends in additional shares. Accordingly, if you wish to close out your account, you should not specify the number of shares or dollar amount but, instead, should request, "redemption in full". A complete redemption may be accomplished by mail or by the wire redemption procedure using the same procedures described under "How to Redeem Shares" or "Wire Redemption". Your final monthly statement will indicate the amount of the complete redemption attributable to principal and the amount paid as interest. The check-writing redemption procedure is not appropriate for a complete redemption. Prior to effecting a complete redemption, if you have recently used the check-writing redemption procedure you should verify with the appropriate Trust or First Data (at the telephone numbers listed under "Shareholder Services") that your check has been collected by First Data to avoid the possibility that your check may not be accepted by First Data for payment after the complete redemption due to insufficient funds.

RIGHT OF REDEMPTION

     The Trusts may, with respect to any Fund, suspend the right of redemption or delay payment more than seven days (i) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) when trading in the markets that such Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of any of such Fund's investments or determination of its net asset value is not reasonably practicable, or (iii) for such other periods as the Securities and Exchange Commission by order may permit for protection of such Fund's shareholders. In case of suspension of the right of redemption, you may either withdraw your request for redemption or, if your request is not withdrawn, receive payment based on the net asset value next computed after termination of the suspension.

     Due to the high cost of maintaining accounts, the Trusts reserve the right to involuntarily redeem shares in your account at their then current net asset value if, at any time, redemptions have reduced your total investment in a Fund to a net asset value below $500. Proceeds of redemptions so processed will be promptly paid to you. Brokers who sell shares of the Trusts may establish special redemption procedures for investors purchasing shares through such brokers. Under such procedures, shares of a Fund may be automatically redeemed by the broker to the extent necessary to satisfy debit balances arising in the investor's cash account with such broker. Investors may elect not to permit such a redemption by notifying their broker to that effect. For more detailed information, contact your broker.

     Each Money Market Fund will send its investors a month-end written statement, in lieu of an immediate confirmation, within five business days after the end of each monthly period. This statement will disclose each purchase or redemption, effected for or with, and each dividend or distribution credited to, or reinvested for, the account during the period.

                                NET ASSET VALUE


     The net asset value is determined at 4:00 p.m., Eastern time, for the Ohio Fund and noon for the Money Market Funds (or in each case at an earlier time as made necessary by an early closing of one or more of the national stock exchanges) Monday through Friday, except on (i) days during which no security is tendered for redemption and no order to purchase or sell such security is received by the investment company; or (ii) the following customary national business holidays: New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value per share of each Fund is calculated by subtracting each Fund's liabilities from its assets and dividing the result by the number of outstanding shares of such Fund. Each of the Money Market Funds values its securities using the amortized cost method, when it is determined pursuant to procedures established by the Board of Trustees that amortized cost reflects fair value of such securities. When calculating net asset value, all portfolio securities of the Ohio Fund are valued at market value when there is a reliable market quotation for the securities and otherwise in accordance with procedures established by the Board of Trustees. Securities with remaining maturities of less than 60 days are valued at amortized cost according to the standards for the Money Market Funds set forth above. The Trustees of a Trust may authorize the use of a pricing service to determine valuations. Shares of the Trusts are redeemed at the net asset value per share next computed after the redemption request is received and shares are purchased at net asset value plus, in the case of the Ohio Fund, the applicable sales charge.


     For purposes of calculating net assets of the Ohio Fund, reliable market quotations normally are not considered to be readily available for tax-exempt securities. These securities are stated at fair value on the basis of valuations furnished by pricing services, approved by the CTE Trustees, which determine valuations using methods based on market transactions for comparable securities and other factors which are generally recognized by institutional traders.

     Generally, trading in fixed-income municipal obligations is substantially completed each day at various times prior to 4:00 p.m., Eastern time. The values of such securities used in determining the net asset value of the Ohio Fund's shares are computed as of such times. Events affecting the value of such securities may occur between such times and 4:00 p.m., Eastern time, which events will not be reflected in the computation of the Fund's net asset value. When events that materially affect the value of the Ohio Fund's securities occur during such a period, the tax-exempt securities will be valued at their fair value as determined in good faith by the CTE Trustees.

                                 DISTRIBUTIONS

     All dividends and any capital gain distributions of each Fund will be reinvested in additional shares of such Fund (including fractional shares where necessary) at net asset value, without a sales charge, unless you elect on your application form or in writing, not less than five full business days prior to the record date for a particular dividend or distribution, to receive such dividend or distribution in cash. If you elect to receive distributions in cash, your election will be effective until you give other written instructions to the applicable Trust. The timing and amount of all dividends and distributions are subject to the discretion of the Board of Trustees of each Trust.

     OHIO GENERAL MUNICIPAL FUND. The Ohio Fund declares dividends from net investment income daily and pays such dividends on the last business day of each month. If you completely redeem the shares in your account at any time during the month, all dividends declared with respect to such shares to the date of the complete redemption are paid to you at the time of such redemption. The Ohio Fund will distribute substantially all of its net capital gains annually in December, if any are realized.

     MONEY MARKET FUNDS. All of the Money Market Funds declare dividends from net investment income daily, Monday through Friday (except on customary national business holidays or when TSSG is not open for business) at noon, Eastern time, immediately prior to the determination of net asset value. Shares purchased prior to noon will be entitled to the dividend paid on that day and on each day to (but not including) the date of redemption. The Money Market Series and LCI distribute such dividends daily; CTF distributes such dividends monthly on the last business day of each month. None of the Money Market Funds expects to realize any net long-term capital gains. If such gains are realized, they will be distributed at least annually.

                                     TAXES


     The following federal income tax discussion, which is based on the advice of Squire, Sanders & Dempsey L.L.P., reflects applicable federal tax laws as of the date of this Prospectus and is qualified by reference to the additional Federal income tax discussion included in the Statement of Additional Information.


TAXATION -- IN GENERAL

     Each Trust has qualified and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

If a Trust so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Trust will not be required to pay federal income taxes on any income distributed to shareholders. In addition, the Trust will not be subject to federal income tax on any net capital gains distributed to shareholders.

     Shareholders receiving distributions in the form of additional shares issued by a Trust will be treated for Federal income tax purposes as receiving the amount of cash that they would have received had they not reinvested in additional shares.

     In order to avoid a nondeductible 4% excise tax, each Trust will be required to distribute substantially all of its ordinary income and capital gains. The Trusts intend to make such distributions as are necessary to avoid imposition of this excise tax.

     The sale of shares (including through redemption of shares by a Trust) will be a taxable transaction for Federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the shares have been held for more than one year. If a shareholder sells shares at a loss after holding them for six months or less, the loss is treated as a long-term capital loss to the extent of any capital gains distributions made to the shareholder.

     The tax discussion set forth herein is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of holding and disposing of shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

     A Fund, or a shareholder's broker with respect to a Fund, is required to withhold Federal income tax at a rate of 31% of the ordinary income dividends, capital gains dividends and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number ("TIN") or fails to certify that he is exempt from such withholding or if the Internal Revenue Service notifies the Fund or broker that the shareholder has provided the Fund with an incorrect TIN or failed to properly report dividend or interest income for Federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual Federal income tax return. An individual's TIN is his social security number.

MMS AND LCI

     Distributions by MMS and LCI of investment company taxable income are taxable to shareholders as ordinary income whether paid in cash or reinvested in additional shares. Distributions of capital gains dividends, if any, are taxable to shareholders at the rates applicable to long-term capital gains regardless of how long the shareholders have held their MMS or LCI shares.

     Dividend distributions of net income to MMS and LCI shareholders generally will not qualify for the dividends received deduction for corporations.

     Under Federal law, the income derived from obligations issued by the U.S. Government and certain of its agencies and instrumentalities is exempt from state income taxes. Many states that tax personal income permit mutual funds to pass through this tax exemption to shareholders.

MMS will report to its shareholders annually the percentage and source of interest income earned in such Government obligations to permit shareholders to claim the exemption from state income taxes where permitted.

THE OHIO FUND AND CTF

     The Ohio Fund and the CTF will distribute substantially all of their net investment income and capital gain net income to shareholders. The Ohio Fund and the CTF intend to qualify to pay exempt-interest dividends to their shareholders to the extent of their tax-exempt interest income (less expenses applicable thereto). Exempt-interest dividends are treated by shareholders as interest excludable from gross income for Federal income tax purposes, but can adversely affect the determination of what portion, if any, of social security and railroad retirement benefits are includable in gross income subject to Federal income tax and the determination of whether the individual is eligible for the earned income credit. Such dividends may be taxable for state and local purposes. Interest with respect to indebtedness incurred or continued by a shareholder to purchase or carry shares of the Ohio Fund or the CTF is not deductible to the extent that such interest relates to exempt-interest dividends received from the Ohio Fund or the CTF.


     In order to pay exempt-interest dividends, the Ohio Fund and the CTF must (and intend to) qualify as a regulated investment company and satisfy the requirement that, at the end of each quarter of the Ohio Fund's and CTF's taxable years, at least 50% of the value of the Ohio Fund's and the CTF's total assets consist of obligations the interest on which is exempt from Federal income tax.


     Exempt-interest dividends allocable to interest received by the Ohio Fund and the CTF on certain "private activity bonds" issued after August 7, 1986, will be treated as an item of tax preference that will increase a shareholder's alternative minimum taxable income. In addition, for corporations, 75% of the excess of adjusted current earnings (which includes tax-exempt interest and exempt-interest dividends) over other alternative minimum taxable income is included in alternative minimum taxable income. Accordingly, investment in the Fund may cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

     The Ohio Fund and the CTF anticipate that substantially all of their dividends will be exempt from Federal income tax and will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

     As mentioned above, the sale of shares will be a taxable transaction for Federal income tax purposes. Any loss realized upon a sale of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares.

     Distributions by the Ohio Fund or the CTF of ordinary income (other than exempt-interest dividends) or capital gain, if any, will be treated for Federal income tax purposes in the manner described above under the heading "Taxes -- MMS and LCI" for distributions by MMS and LCI of such income and gains.

     Provided that the Ohio Fund continues to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of obligations issued by or on behalf of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions (Ohio Obligations), or similar obligations of other states or their subdivisions, (i) dividends paid by the Ohio Fund will be exempt from Ohio personal income tax and will be excluded from the net income base for purposes of the Ohio corporation franchise tax to the extent such dividends are properly attributable to interest payments on Ohio Obligations, and (ii) distributions of "capital gain dividends", as defined in the Code, that are properly attributable to the Ohio Fund's sale or other disposition of Ohio Obligations will be exempt from Ohio personal income tax and will be excluded from the net income base for purposes of the Ohio corporation franchise tax. However, other distributions from the Ohio Fund will generally not be exempt from Ohio personal income tax and shares of the Ohio Fund will not be excluded from the net worth base for purposes of the Ohio corporation franchise tax.


     A more detailed summary of certain of the provisions of Ohio statutes and administrative interpretations presently in effect governing the taxation of shareholders of the Ohio Fund appears in the Statement of Additional Information. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Ohio Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning Ohio tax matters.

                              SHAREHOLDER SERVICES

     Shareholder inquiries should be directed to First Data. Written inquiries to First Data should be directed to Carnegie Funds Group, Post Office Box 5124, Westborough, Massachusetts 01580-5124. You may call First Data, toll free, at 1-800-558-5835.

MONTHLY DISTRIBUTION PLAN

     You may arrange for the monthly redemption of all shares purchased through the automatic reinvestment of dividends from net income, in the case of each Fund except CTF, or for the monthly payment of dividends from net income, in the case of CTF, by indicating your desire to participate in the Monthly Distribution Plan on the application form accompanying your original investment. Shares purchased during each month through reinvestment of dividends will be redeemed at net asset value on the first day of the following month and the proceeds distributed to you. The Monthly Distribution Plan may be terminated at any time by you, the applicable Trust or First Data and it is not available to IRA or SEP accounts.

SYSTEMATIC WITHDRAWAL PLAN

     You also may participate in the Systematic Withdrawal Plan if you make that election on the application form. An investor may direct First Data to send to him/her regular monthly, bi-monthly, quarterly, semi-annual or annual payments, as designated on the account application form. This Plan enables investors to receive a portion of their invested funds on a periodic basis to supplement income. Such payments are made from share redemptions. If redemptions continue, the investor's account may eventually be exhausted. The minimum initial investment required to start a withdrawal plan is $10,000. This Plan is not available for accounts held through certain dealers.

EXCHANGE PRIVILEGE

     You may exchange shares of any Fund for shares of another Fund in the Carnegie Funds Group at any time. Shareholders exchanging shares among the Money Market Funds may do so without paying a sales charge; exchanges of shares of the Money Market Funds for shares of the Ohio Fund will include the payment of the applicable sales charge. Additional exchange instructions may be obtained by calling the toll free numbers listed above; for more information, see "Exchange Privilege" in the Statement of Additional Information. Before considering an exchange to another Carnegie Fund, you should refer to such Fund's description for information regarding that Fund.

     Written exchange instructions may be given to First Data at the address listed in "Shareholder Services". Exchanges also may be effected by telephone request to First Data (1-800-558-5835) unless the Fund has received prior written instructions from the investor not to effect such exchanges. Without such instructions, an investor automatically authorizes First Data to honor telephone instructions for exchange of shares received by First Data from the investor or his/her agent and believed by First Data to be genuine. (This telephone service is not available for accounts held through certain dealers.) Neither the Trusts nor First Data will be liable for any loss to the shareholder resulting from an unauthorized transaction as long as the Trusts and First Data are following instructions communicated by telephone reasonably believed to be genuine. The Trusts and First Data will employ reasonable procedures, including recording all telephone calls requesting telephone exchanges and testing the caller's identity, to ensure that instructions communicated by telephone are genuine. The exchange privilege is subject to termination and its terms are subject to change, upon 60 days advance notice in each case, in accordance with the rules of the Securities and Exchange Commission.

     For purposes of exchanges among Funds, the redemption price of the shares of the Fund to be exchanged and the purchase price of the shares of the Fund to be purchased will be valued at the net asset value next determined for each such Fund following receipt of request for exchange by First Data. Because an exchange is considered a redemption and purchase of shares, you may realize a capital gain or loss for Federal income tax purposes if you make an exchange, and back-up withholding and reporting may also apply.

     Any service options previously selected for an account at the time of the exchange will be carried over to the new account, if applicable, unless instructed otherwise by the shareholder.

IRAS AND SEPS

     You may purchase shares of LCI or MMS in conjunction with the establishment of a Carnegie Individual Retirement Account ("IRA") or Simplified Employee Pension Plan ("SEP"). The minimum initial investment to establish a tax-sheltered plan is $250; subsequent investments are subject to a minimum of $50 for each account. See the Statement of Additional Information or contact the applicable Trust or your dealer for detailed information concerning such account or plan. Prior to establishing any such account or plan, you should consult with a tax adviser concerning the tax consequences thereof.

                               YIELD CALCULATIONS

     From time to time, each Fund may advertise its yield, which reflects the rate of income the applicable Fund earns on its investments as a percentage of its price per share. All yield figures are based on historical earnings and are not intended to indicate future performance. The Ohio Fund's yield is computed by dividing the interest and dividend income it earned on its investments for a 30-day (or one month) period, less expenses, by the average number of Fund shares outstanding during the period. The figure is expressed as an annualized percentage rate based on the Fund's offering price, including the sales charge, at the end of the 30-day (or one month) period.

     The current yield of the Money Market Funds refers to the income generated over a seven-day period (which period will be stated in the advertisement). The income is then annualized. That is, the amount of income generated by the investment that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective or compounded yield of the Money Market Funds is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective or compounded yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

     Performance advertising by the Ohio Fund will include total return data. The total return of the Fund refers to its overall change in value, assuming all dividends and gains distributions are reinvested and deduction of the maximum sales charge. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over one-, five- and 10-year periods of time, that would compare the initial amount to the ending redeemable value of such investment.

                           DESCRIPTION OF THE TRUSTS

GENERAL DESCRIPTION (ALL TRUSTS)

     The Trustees of each Trust are authorized to issue an unlimited number of shares of beneficial interest representing interests in separate series of the Trust, each of which is referred to in this Prospectus as a "Fund". Each Trust maintains accounting records that specifically allocate assets and liabilities on a Fund by Fund basis. The shares of each Fund represent an undivided interest in the assets and liabilities specifically allocated to that Fund. Creditors and other persons contracting with the Trust with respect to a Fund may look solely to the assets of that Fund to satisfy claims against the Trust.

     All shares of each Trust are the same class and are freely transferable. Each share has equal dividend rights and is entitled to one vote at all shareholder meetings. Separate votes are taken by each Fund except to the extent that the 1940 Act requires shares of all Funds of a Trust to be voted in the aggregate. Shares have non-cumulative voting rights, so that the holders of more than 50% of the shares voting for the election of trustees can, if they choose to do so, elect all the trustees of a Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. Whenever the approval of a majority of the outstanding shares of a Fund is required in connection with shareholder approval of an investment advisory contract, changes in the investment objective, policies or limitations of that Fund, or approval of a distribution expense plan, a "majority" shall mean the vote of the lesser of (i) 67% or more of the shares of such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund. The Trusts do not hold regular meetings of shareholders. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Under the Trusts' Declarations, however, a group consisting of shareholders holding at least 10% of a Trust's shares then outstanding may cause the Trust to hold a meeting of shareholders to act upon the removal of one or more of the trustees and/or certain other matters as provided in the Trust's Declaration or in the Trust's by-laws. In connection with any such meeting, the Trust will assist shareholders in communicating with other shareholders.

     Upon issuance and sale in accordance with the terms of this Prospectus and the related Statement of Additional Information, each share will be fully paid and non-assessable by the respective Trust. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How To Redeem Shares". In the event of the dissolution or liquidation of a Trust, the holders of the shares of any Fund thereof are entitled to receive, as a class, the underlying assets of such Fund available for distribution to shareholders. The Declaration of Trust of each Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every agreement, obligation or instrument entered into or executed by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declarations provide for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust and that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

     The business and affairs of each Trust are managed under the direction of the Trust's Board of Trustees. Each Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest in the Trust, par value $.10 per share, of any Fund authorized by the Board of Trustees pursuant to the Declaration.

CTE

     CTE is a non-diversified, open-end management investment company organized under the laws of the State of Ohio as a business trust by a Declaration of Trust dated September 19, 1985. The Trust currently has one authorized Fund, the Ohio General Municipal Fund.

MMS

     MMS is a diversified series of Carnegie Government Securities Trust. The Trust is a diversified, open-end management investment company organized under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated February 19, 1982, as amended April 28, 1982 and May 21, 1985. MMS currently is the only Fund of the Trust.

LCI AND CTF

     LCI and CTF are diversified, open-end management investment companies organized under the laws of the Commonwealth of Massachusetts by Declarations of Trust dated February 19, 1982, as amended May 21, 1985 (LCI) and April 6, 1982, as amended May 21, 1985 (CTF). LCI and CTF each currently has only one authorized Fund.

     Although each Trust is offering only its own shares, it is possible that one Trust may become liable for any misstatement in this combined Prospectus about another Trust. The Board of Trustees of each Trust has considered this factor in approving the use of this combined Prospectus.

                          CUSTODIAN AND TRANSFER AGENT


     Boston Safe Deposit and Trust, ("Boston Safe"), One Cabot Road, Third Floor, Medford, Massachusetts 02155, serves as the Custodian of each of the Trusts pursuant to separate Custody Agreements. Boston Safe is a wholly-owned subsidiary of Mellon Bank Corporation.


     First Data, a wholly-owned subsidiary of First Data Corp., 4400 Computer Drive, Westborough, Massachusetts 01580, serves as the Dividend and Transfer Agent of the Trusts pursuant to separate Dividend and Transfer Agency Agreements.

                     CARNEGIE FUNDS GROUP APPLICATION FORM

--------------------------------------------------------------------------------
    Mail To: Carnegie Funds Group, P.O. Box 5124, Westborough, MA 01580-5124
--------------------------------------------------------------------------------

                              ACCOUNT REGISTRATION

[  ] (1/2)     INDIVIDUAL           _____________________________________________________________ Age:  ________
                                    Occupation/Employer: _______________________________________________________

[  ]  (3)      JOINT OWNER          _____________________________________________________________ Age:  ________
                                    Occupation/Employer: _______________________________________________________
                                    (A joint tenancy with right of survivorship will be presumed, unless otherwise indicated.)

[  ]  (8)      GIFT TO MINOR        ___________________________________________________________ as Custodian for
                                    Name of Custodian
                                    _____________________________________________ under the ____________________
                                    Name of Minor                                                     State

                                    Uniform Gift to Minors Act. Minor's Age:  _____ (Show Minor's Social Security Number
                                    below.)

OTHER:         _________________________________________________________________________________________________
               (Check box below that applies. Multi-Purpose Certification Form may be required.)
            [  ] (9)  Corporation                                    [  ] (6)  Bank Trustee
            [  ] (13) Bank/Nominee                                   [  ] (14) Pension Plan
            [  ] (4)  Individual Trustee                             [  ] (15) Profit Sharing Plan
            [  ] (5)  Individual Exec., Gdn., Admin., etc.           [  ] Other:________________________________
  [  ]  (1)    SOCIAL SECURITY NUMBER: ______________________________________________________________________ or

  [  ]  (0)    TAXPAYER IDENTIFICATION NUMBER ("T.I.N."):_______________________________________________________

  [  ]  (0)    U.S. CITIZEN                [  ] ( ___ )    CITIZEN OF___________________________________________

TELEPHONE NUMBER (where you can be reached during the day):_____________________________________________________

ADDRESS:________________________________________________________________________________________________________
        STREET
        ________________________________________________________________________________________________________
        CITY                                   STATE                                   ZIP

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          FUND INVESTMENT DESIGNATION

INITIAL INVESTMENT Minimum $1,000 per Fund. The application may be used to establish accounts in multiple Funds if the accounts will have identical registrations and applicable options. Otherwise, designate only one Fund. MAKE CHECK PAYABLE TO: CARNEGIE FUNDS GROUP.

                                                                                                               INTERNAL
                                                                                AMOUNT                         USE ONLY
                                                                                ------                         --------
           CARNEGIE GOVERNMENT SECURITIES TRUST ("CGST")
[  ]       (01)  MONEY MARKET SERIES ("MMS")                                    ----------------------         -------------
           CARNEGIE TAX EXEMPT INCOME TRUST
[  ]       (16)  OHIO GENERAL MUNICIPAL FUND                                    ----------------------         -------------
                 (the "Ohio Fund")
[  ]       (03)  LIQUID CAPITAL INCOME TRUST ("LCI")                            ----------------------         -------------
[  ]       (04)  CARNEGIE TAX FREE INCOME TRUST ("CTF")                         ----------------------         -------------
                                                      TOTAL AMOUNT              ----------------------
[  ]       REDUCED SALES CHARGE APPLIES

[  ]       REDEMPTION FROM OTHER FUNDS "Commission Free Switch" -- See Prospectus for explanation. Application is hereby made to purchase shares at net asset value with payment representing the proceeds from the redemption of shares of another investment company. The investor certifies that the requirements necessary to qualify for this provision have been met. Enclosed is the redemption confirmation from the other fund.

[  ]       EXCHANGE FROM ANOTHER CARNEGIE FUND (Specify as shown on statement.)
           Fund Name:______________________________________________________________________________________________________
           Fund Number:_______________________________________________   Account Number:___________________________________

--------------------------------------------------------------------------------

[  ]    CUMULATIVE QUANTITY DISCOUNT AND COMBINED PURCHASE AND       FUND NUMBERS/ACCOUNT NUMBERS
        REINVESTMENT PRIVILEGES -- The account qualifies for         (as shown on statement)
        the cumulative quantity discount, combined purchase or       ________     __________________________________
        reinvestment privileges described in the Prospectus for      ________     __________________________________
        the selected Funds under the Terms and Conditions of         ________     __________________________________
        the General Application Form and Additional Investments      ________     __________________________________
        and in the Statement of Additional Information. This is      ________     __________________________________
        a schedule of accounts which qualify.
[  ]    LETTER OF INTENT -- I agree to the Letter of Intent and      [  ]   $25,000      [  ]    $500,000
        Terms of Escrow set forth in the Prospectus for the          [  ]   $50,000      [  ]  $1,000,000
        Ohio Fund under the Terms and Conditions of the General      [  ]  $100,000      [  ]  $2,000,000
        Application Form and Additional Investments and in the       [  ]  $250,000      [  ]  $4,000,000 or more
        Statement of Additional information. Although I am not
        obligated to do so, it is my intent to invest over a
        thirteen-month period in shares of such Fund an aggre-
        gate amount at least equal to that which is checked:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OPTIONAL SHAREHOLDER PRIVILEGES -- See Prospectus and Statement of Additional Information for explanations unless otherwise noted. Check box for each option selected. The shareholder acknowledges that any service options previously selected for an account at the time of an exchange will be carried over to the new account, if applicable, unless instructed otherwise by the shareholder.
--------------------------------------------------------------------------------

[  ]    CHECK-WRITING REDEMPTION PROCEDURE. See Prospectus for          Unless I advise you to the contrary, I request the
        explanation and minimum required investment or balance. I       check-writing redemption procedure for my account
        hereby request First Data Investor Services Group ("First       in the Funds as indicated below:
        Data"), a division of First Data Corp. to honor checks drawn    CARNEGIE GOVERNMENT SECURITIES TRUST
        by me on the Fund(s) account indicated subject to acceptance    [  ] (01) MONEY MARKET SERIES
        by the Trust, with payment therefor to be made by redeeming     CARNEGIE TAX EXEMPT INCOME TRUST
        sufficient shares in my account without a signature             [  ] (16) OHIO GENERAL MUNICIPAL FUND
        guarantee. First Data and the Fund(s) do hereby reserve all     [  ] (03) LIQUID CAPITAL INCOME TRUST
        their lawful rights for honoring checks drawn by me and for     [  ] (04) CARNEGIE TAX FREE INCOME TRUST
        effecting redemptions pursuant to the Check-Writing
        Redemption Procedure. I understand that this election does not create a checking or other bank account relationship
        between me and First Data or the Trust and that the
        relationship between me and First Data is that of
        shareholder-transfer agent. If the box is checked, First Data will notify Corporations, Trustees, Partnerships and similar institutions as to the additional documentation needed to
        receive the Check-Writing Redemption Procedure.
        [  ]  Signature Card -- I have enclosed a completed signature card in order to be eligible for the Check-Writing
        Redemption Procedure.
        [  ]  Check box if you wish to require the signatures of both joint account holders on each check.

--------------------------------------------------------------------------------


[ ] WIRE REDEMPTION -- See Prospectus for explanation. If this procedure is selected, redemption proceeds may be sent only to the commercial bank listed below, for credit to your account. The investor hereby authorizes
      First Data to honor telephonic or written instruction, without a signature guarantee, for redemption of shares received by First Data from the investor and believed by First Data to be genuine. First Data's records of such instructions will be binding.

     ___________________________________________________________   _______________________
     Name of Commercial Bank--Savings Bank May Not Be Used             Account Number

     _____________________________________________________________________________________
     Address of Bank                      City       State       Zip Code
--------------------------------------------------------------------------------

[  ]  AUTOMATIC INVESTMENT SERVICE -- The undersigned investor(s) (the
      "Investor") hereby authorizes the automatic investment in the amount of $ ________ ($250 minimum per Fund) in shares of the Fund(s) indicated each month/quarter (circle one) beginning on ________ (Date), (the account will be credited on the 20th day of the appropriate month) with the payments of such automatic investments to be made by debiting the following bank account (the "Bank Account") of the Investor:

     ___________________________________________________________   _______________________
     Name of Commercial Bank                                           Account Number

     _____________________________________________________________________________________
     Address of Bank                  City         State        Zip Code

The Investor requests and authorizes the above-named Bank (the "Bank") to charge to the Bank Account debit entries initiated to the Bank Account by First Data for deposit in the Trust's account for purchasing shares of the Trust on behalf of the Investor pursuant to the Automatic Investment Service. The rights of the Bank with respect to each such debit entry will be the same as if it were a check drawn on the Bank and signed by the Investor. This authorization will remain in effect until revoked by the Investor in writing to the Bank and First Data. Until the Bank receives such notice and has reasonable time to act on it, the Bank will be fully protected in accepting any such debit entry. If such debit entry is not accepted, whether with or without cause and whether intentionally or inadvertently, the Bank and First Data will be under no liability whatsoever, regardless of the consequences of such action. The Investor understands that his/her participation in the Automatic Investment Service is subject to the terms and conditions of such service as amended from time to time.


_______________________________          _______________________________________
             Signature                      Signature (joint owner)

A voided check from the Bank Account must be enclosed with this authorization.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[  ]    DIVIDEND AND CAPITAL GAINS DISTRIBUTION               Unless I advise you to the contrary, I elect to:
        OPTIONS (Applicable to the Ohio Fund only)            [  ]  Distribute capital gains in cash. (Reinvest dividends
        Unless box is checked, all dividends and                    only.)
        capital gain distributions will be reinvested         [  ]  Distribute dividends in cash. (Reinvest capital gains
        in additional shares. Designate distribution                distributions only.)
        option desired by checking appropriate box.           [  ]  Distribute all dividends and capital gain distributions in cash.

--------------------------------------------------------------------------------

[ ] MONTHLY DIVIDEND DISTRIBUTION PLAN -- Applicable for LCI, MMS and CTF only.
      If box is checked, shares purchased by reinvestment of net income dividends will be automatically redeemed on the first day of each month (or monthly dividends from net income will be paid, in the case of CTF) and the investor will receive a monthly check in the amount of the proceeds thereof.

--------------------------------------------------------------------------------

[  ]  SYSTEMATIC WITHDRAWAL PLAN -- See Terms and Conditions of the General
      Application Form and Additional Investments for explanation. Payments are drawn from share redemptions and automatically mailed to the investor by the 20th day of the appropriate month.

      Send a check in the amount of $ _____ monthly, bi-monthly, quarterly, semi-annually, annually (circle one).

--------------------------------------------------------------------------------

[ ] CONSOLIDATED STATEMENT -- I hereby authorize First Data to report account activity in a consolidated statement on the account(s) indicated below. (Note: First Data will automatically consolidate the statements of accounts established simultaneously in more than one Fund, as may be accomplished with this Application Form, unless the Investor requests independent statements for these accounts in writing.)

Fund Number             Account Number                         Registration
----------------        -------------------------------        ------------------------------------------------
----------------        -------------------------------        ------------------------------------------------
----------------        -------------------------------        ------------------------------------------------

     Attach a list of any additional accounts to be linked. The investor represents that he/she is authorized to receive statements on each account.

--------------------------------------------------------------------------------

[ ] DUPLICATE STATEMENT -- I hereby authorize First Data to report account activity in duplicate to the following address:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

TELEPHONE EXCHANGE PRIVILEGE -- See Prospectus and Statement of Additional Information of the selected Fund(s) for explanation. The investor hereby acknowledges that First Data will honor telephone instructions, without a signature guarantee, for exchange of shares received by First Data from the investor and believed by First Data to be genuine. First Data's records of such instructions will be binding. Any shareholder may revoke the privilege by notifying First Data in writing that such exchanges should be prohibited on the specified account(s).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGNATURE

By the execution of this Application, the investor represents and warrants that he/she has full right, power and authority, and, if a natural person, is of legal age in his state of residence, to make the investment applied for pursuant to this Application, and the person or persons, if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application and to purchase or redeem shares of the Fund(s) on behalf of the investor. The investor hereby affirms that he/she has received a current Prospectus for the Fund(s). The investor understands and agrees that the Fund(s), Carnegie Capital Management Company and First Data will not be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the Prospectus and Statement of Additional Information.

    "Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding."

In addition, my signature indicates that I have selected the options and plans indicated.

(1)    ONLY INDIVIDUALS COMPLETE

      ------------------------               ------------------------------------------------------
      Date                                   Signature

      ------------------------               ------------------------------------------------------
                                             Signature of Joint Owner, if any

      ________________________ OR ______________________________________________

(2)    ONLY CORPORATIONS, PARTNERSHIPS, TRUSTS, INSTITUTIONS COMPLETE
      Firm: ---------------------------------------------------------------------------------------

      ------------------------               ------------------------------------------------------
      Date                                   Signature and Title

      ------------------------               ------------------------------------------------------
      Date                                   Signature and Title

      ________________________ OR ______________________________________________

(3)    ONLY ADVISORS, BROKER-DEALERS WITH AUTHORITY FILL IN (APPLICABLE ONLY TO LCI, MMS AND CTF)
      Firm
      Name: ---------------------------------------------------------------------------------------

      ------------------------               ------------------------------------------------------
      Date                                   Signature and Title

      ------------------------               ------------------------------------------------------
      Date                                   Signature and Title

--------------------------------------------------------------------------------

                         FOR DEALERS AND ADVISORS ONLY
  (IF AUTHORIZED TO PURCHASE OR REDEEM LCI, MMS OR CTF, FILL IN ITEM 3 ABOVE)

Carnegie Fund Distributors, Inc. (the "Distributor") acts as agent in all purchases by the investor of the Ohio Fund shares. The Distributor and the authorized dealer, if any, named below each authorizes and appoints First Data to act as its agent to execute the purchase of Fund shares by the investor, whether the payment is received from the Distributor, the authorized dealer or directly from the investor, and to confirm such purchases on their behalf.

--------------------------------------------------------------------------------
                                 Dealer's Name

--------------------------------------------------------------------------------
          Home Office Address          City          State          Zip

By
   ---------------------------------  ------------------------------------------
     Authorized Signature of Dealer     Address of Office Servicing Account

------------------        ---------------------     ---------------------------------     ---- ---- ---- ----
Branch No.                Sales Rep. No.            Sales Rep. Last Name                  Dealer No.

--------------------------------------------------------------------------------

                              CARNEGIE FUNDS GROUP
TERMS AND CONDITIONS OF THE GENERAL APPLICATION FORM AND ADDITIONAL INVESTMENTS

      After a Shareholder account is established, additional investments in amounts of $250 or more may be made at any time. Such additional investments will be applied to the purchase of full and fractional shares of the designated Fund at the public offering price. These investments should be accompanied by an investment transmittal stub (attached to any previously received shareholder confirmation) and mailed directly to First Data (the Transfer Agent) at the following address: Carnegie Funds Group, Post Office Box 5124, Westborough, MA 01580-5124. Additional investments can also be made through your dealer.

LETTER OF INTENT (Applicable to the Ohio Fund only)
      Subject to conditions specified below, each purchase during the 13-month period subsequent to the effective date of this application will be made at the public offering price applicable to a single transaction of the dollar amount indicated, as described in the then effective Prospectus. The offering price may be further reduced under the Cumulative Quantity Discount and the Combined Purchase Privilege if the Transfer Agent is advised of any shares previously purchased and still owned. I understand that I may at any time during the period revise upward my stated intention by submitting a written request to this effect. Such revision shall provide for the escrowing of additional shares. The original period of the Letter, however, shall remain unchanged. Each separate purchase made pursuant to the Letter is subject to the terms and conditions contained in the Prospectus in effect at the time of that particular purchase. It is understood that I make no commitment to purchase shares, but that if purchases so made within thirteen months from this date do not aggregate the amount specified, I will pay the increased amounts of sales charge prescribed in the terms of escrow. I or my dealer must refer to this Letter of Intent in placing each future order for shares while this Letter is in effect. It is understood that when remitting funds directly to the Transfer Agent for investment in my account, specific reference must be made to this Letter. This cancels and supersedes any previous instructions which I may have given inconsistent with the above. I have received a copy of the current Prospectus of the Fund.

Terms of Escrow to the Letter of Intent (Applicable to the Ohio Fund only):
      1. To assure compliance with provisions of the Investment Company Act of 1940 (the "1940 Act"), out of the initial purchase (or subsequent purchase if necessary) up to 5% of the dollar amount indicated on the Account Application Form will be held in escrow in the form of shares (computed to the nearest full share at the applicable public offering price) registered in the purchaser's name. These shares will be held at the Fund's Transfer Agent and be subject to the terms of escrow.
      2. If total purchases pursuant to this Statement equal the amount specified at the expected aggregate purchases, escrow shares will be released from restriction and be deposited in the purchaser's account.
      3. If the total purchases pursuant to this Statement are less than the amount specified, the purchaser shall remit to the dealer an amount equal to the difference between the dollar amount of sales charge actually paid and the amount of sales charge which would have been paid on the total purchases if all such purchases had been made at a single time. If the Distributor or the dealer, within 10 business days after request, does not receive said difference in sales charge, they will instruct the Fund's Transfer Agent to redeem an appropriate number of escrow shares to realize such difference. If the proceeds from his/her redemption are inadequate, the purchaser will be liable to the Distributor or the dealer for the difference. The remaining shares after the redemption will be deposited to his/her account unless otherwise instructed.
      4. The purchaser hereby irrevocably constitutes and appoints the Fund's Transfer Agent as attorney to surrender for redemption any or all shares on the books of the Fund, under the conditions previously outlined, with full power of substitutions in the premises.

REDUCED SALES CHARGES (Applicable to the Ohio Fund only)
      1) COMBINED PURCHASE PRIVILEGE -- Reduced sales charges are applicable to purchases of $50,000 or more of the Fund if such purchases are made at any one time by any "person," which term includes (1) an individual, his spouse and their children under the age of twenty-one purchasing securities for his or their own account; (2) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account; (3) a pension, profit sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code (the "Code"); (4) tax-exempt organizations enumerated in the Code; (5) employee benefit plans qualified under Section 401 of the Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(C) of the 1940 Act; or (6) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.
      2) CUMULATIVE QUANTITY DISCOUNT (Right of Accumulation) -- Reduced sales charges are also applicable to a purchase by any person (as described above) if the dollar amount thereof plus the value of shares of the Fund described above then held of record by such person (valued at their current offering price) is $50,000 or more.
      3) REINVESTMENT PRIVILEGE -- If you redeem all of your shares of a Fund, you may reinvest all or a part of the proceeds of such redemption in additional shares of that Fund without paying any sales charge if such reinvestment is effected within 30 days after the redemption and you or your dealer notify First Data at the time of such reinvestment that you are exercising the reinvestment privilege.
      IN ORDER FOR THESE PRIVILEGES TO BE MADE AVAILABLE, YOU OR YOUR SECURITIES DEALER MUST NOTIFY FIRST DATA OR THE DISTRIBUTOR OF THE TOTAL HOLDINGS IN THE FUND EACH TIME AN ORDER IS PLACED.

SYSTEMATIC WITHDRAWAL PLAN
      An investor may direct First Data to send to him regular monthly, bi-monthly, quarterly, semi-annual or annual payments, as designated on the Account Application Form. This plan enables investors to receive a portion of their invested funds on a periodic basis to supplement income. Such payments are made from share redemptions. If redemptions continue, the investor's account may eventually be exhausted. The minimum initial investment required to start a withdrawal plan is $10,000. The plan is not available for accounts held through certain dealers. Maintaining a withdrawal plan concurrently with an investment program would not be advantageous because of the sales charges included in purchases of shares of the Ohio Fund. Therefore, an investor should not have a withdrawal plan in effect while making recurring purchases of shares of such Fund.

DEALER AUTHORIZATION (Applicable to the Ohio Fund only)
      The dealer, in signing the Authorization, authorizes Carnegie Fund Distributors, Inc., as its agent and on its behalf, to purchase from time to time all Fund shares necessary for the shareholder who has signed the Authorization. First Data is authorized and directed where necessary to cause said shares to be transferred to the name of the shareholder on the books of the Fund, to retain and to account to the dealer for the dealer's sales charge due on each purchase, to confirm each direct sale to the shareholder on behalf of the dealer, and to transmit to the shareholder each new prospectus of the Fund or supplement thereto delivered to it for that purpose. The dealer guarantees the genuineness of the signature(s) of the Authorization and represents that each person who has signed the Authorization is of full age and not under legal disability. The dealer also represents that it is a duly licensed and registered dealer and that it may lawfully sell the specified securities in the state designated as the investor's mailing address. It further represents, if the sale has been made within the United States, that it is a member of the NASD and has entered into a dealer's agreement with Carnegie Fund Distributors, Inc. with respect to such shares.

                      THE SHAREHOLDER SERVICES GROUP, INC.
                          MULTI-PURPOSE CERTIFICATION
================================================================================
 FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS OR OTHER INSTITUTIONAL INVESTORS
                                      ONLY
 (IF TRUSTEE IS NAMED IN THE REGISTRATION OF THE ACCOUNT IDENTIFIED BELOW, THIS
                          CERTIFICATE IS NOT REQUIRED)

                                            DATED ____________________________

NOTE: RETAIN A COPY OF THIS DOCUMENT FOR YOUR RECORDS. ANY MODIFICATION OF THE
      INFORMATION BELOW WILL REQUIRE AN AMENDMENT TO THIS FORM. THIS DOCUMENT IS IN FULL FORCE AND EFFECT UNTIL ANOTHER FULLY EXECUTED FORM IS RECEIVED BY FIRST DATA INVESTOR SERVICES GROUP ("FIRST DATA"), A DIVISION OF FIRST DATA CORP.

[CAPTION]

               [ ] New                 [ ] Amendment to form dated     /    /

Name of Fund_________________________________________ Account No. ____________

Name of Registered Owner______________________________________________________

Registered Owner is a        [ ] Corporation/Incorporated Association*      [ ] Trust
                             [ ] Partnership
                                                                            [ ] Other________________________________________
                                                                            (such as Non-Profit Organization, Religious
                                                                            Organization, Sole Proprietorship, Investment Club,
                                                                            Non-Incorporated Association, etc.)

   The following named persons are currently officers/trustees/general partners/other authorized signatories of the Registered Owner, and any
 ________ ** of them ("Authorized Person(s)") is/are currently authorized under the applicable governing document to act with full power to sell, assign or transfer securities of the above named Fund (the "Trust") for the Registered
Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

              Name                                    Title                                        Specimen Signature

----------------------------------      ---------------------------------------        ---------------------------------------

----------------------------------      ---------------------------------------        ---------------------------------------

----------------------------------      ---------------------------------------        ---------------------------------------

----------------------------------      ---------------------------------------        ---------------------------------------

   First Data may, without inquiry, act only upon the instruction of any person(s) purporting to be (an) Authorized Person(s) as named in the Certification form last received by First Data. First Data and the Trust shall not be liable for any claims, expenses (including legal fees) or losses resulting from First Data having acted upon any instruction reasonably believed genuine.

*FOR CORPORATIONS AND INCORPORATED ASSOCIATIONS ONLY. NOTE: EITHER SIGNATURE GUARANTEE OR SEAL IS REQUIRED.

   I,_______________ , Secretary of the above-named Registered Owner, do hereby certify that at a meeting on ___________________ at which a quorum was present throughout, the Board of Directors of the corporation/the officers of the association duly adopted a resolution, which is in full force and effect and in accordance with the Registered Owner's charter and by-laws, which resolution did the following: (1) empowered the above-named Authorized Person(s) to effect securities transactions for the Registered Owner on the terms described above;
(2) authorized the Secretary to certify, from time to time, the names and titles of the officers of the Registered Owner and to notify First Data when changes in office occur; and (3) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until First Data receives a duly executed amendment to the Certification form.

--------------------------------------------------------------------------------

SIGNATURE
GUARANTEED***                                            Witness my hand on behalf of the corporation/association
(or Corporate Seal)                                      this  _______________ day of  _______________ , 19_____.

                                              -------------------------------
                                                        Secretary***

   The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the corporation/association.

SIGNATURE
GUARANTEED***                                                --------------------------------------------------------------------
(or Corporate Seal)                                          Certifying Officer of the Corporation or Incorporated Association***
---------------------------------------------------------------------------------------------------------------------------------

                                                                             ----------------------------------------------------
FOR ALL OTHER INSTITUTIONAL INVESTORS                                        Certifying Trustee(s)/General Partner(s)/Other(s)***


SIGNATURE(S)                                                                 ----------------------------------------------------
GUARANTEED***                                                                Certifying Trustee(s)/General Partner(s)/Other(s)***

---------------------------------------------------------------------------------------------------------------------------------

 **INSERT NUMBER. UNLESS OTHERWISE INDICATED, FIRST DATA MAY HONOR INSTRUCTIONS
   OF ANY ONE OF THE PERSONS NAMED ABOVE.

***SIGNATURE(S) MUST BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION"
   (GENERALLY, FDIC MEMBER BANKS, BROKERS, DEALERS, CREDIT UNIONS, NATIONAL SECURITIES EXCHANGES AND SAVINGS ASSOCIATIONS). NOTARIZATION IS NOT ACCEPTABLE.

===================================
             CONTENTS

                                                PAGE
                                              ---------
Fee Table.....................................      2
Summary.......................................      3
Financial Highlights..........................      4
Investment Objectives and Policies............      8
Certain Investment Strategies.................     11
Investment Restrictions.......................     13
Special Considerations........................     13
Investment Management.........................     14
Performance...................................     15
How to Invest.................................     17
How to Redeem Shares..........................     21
Net Asset Value...............................     24
Distributions.................................     25
Taxes.........................................     25
Shareholder Services..........................     28
Yield Calculations............................     30
Description of the Trusts.....................     30
Custodian and Transfer Agent..................     32

---------------------------------------------------------

No person is authorized to give any
information or to make any
representations not contained in
this Prospectus or in the Trusts'
official sales literature; and any
information or representation not
contained herein must not be relied
upon as having been authorized by
the Trusts. The Trusts are
registered as open-end management
investment companies under the
Investment Company Act of 1940.
Such registration does not imply
that the Trusts or any of their
shares have been guaranteed,
sponsored, recommended or approved
by the United States or any state
or any agency or officer thereof.
---------------------------------------------------------

This Prospectus does not constitute
an offer to sell, or a solicitation
of an offer to buy, securities in
any state to any person to whom it
is not lawful to make such offer in
such state.

===================================

                                             The Carnegie
                                             Funds Group

                                          --------------------------------------
                                            CARNEGIE TAX EXEMPT INCOME TRUST
                                               Ohio General Municipal Fund
                                            CARNEGIE GOVERNMENT SECURITIES TRUST
                                               Money Market Series
                                            LIQUID CAPITAL INCOME TRUST
                                            CARNEGIE TAX FREE INCOME TRUST

                                        ----------------------------------------

                                        ----------------------------------------

                                              Prospectus


                                              November 30, 1997


                                          --------------------------------------

                                     (LOGO) Carnegie Capital Management Company
                                            1100 The Halle Building
                                            1228 Euclid Avenue
                                            Cleveland, Ohio 44115

                                                               NOVEMBER 30, 1997

                            THE CARNEGIE FUNDS GROUP

--------------------------------------------------------------------------------
                  1100 THE HALLE BUILDING, 1228 EUCLID AVENUE
--------------------------------------------------------------------------------
                           CLEVELAND, OHIO 44115-1831
--------------------------------------------------------------------------------
                        PHONE: TOLL FREE 1-800-321-2322
--------------------------------------------------------------------------------

     The four registered investment companies (the "Trusts") and the four separate portfolios (the "Funds") of the Carnegie Funds Group described in this Statement of Additional Information are as follows:

CARNEGIE TAX EXEMPT INCOME TRUST ("CTE") -- Ohio General Municipal Fund CARNEGIE GOVERNMENT SECURITIES TRUST ("CGST") -- Money Market Series LIQUID CAPITAL INCOME TRUST ("LCI")
CARNEGIE TAX FREE INCOME TRUST ("CTF")

                      STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Trusts and the Funds, dated November 30, 1997, which has been filed with the Securities and Exchange Commission. To obtain a copy of the Prospectus, please call Carnegie Capital Management Company.

                               TABLE OF CONTENTS


                                                      PAGE         LOCATION IN PROSPECTUS
                                                    -------- -----------------------------------
Investment Policies.................................     3   Investment Objectives and Policies;
                                                             Certain Investment Strategies; and
                                                             Special Considerations
Investment Restrictions.............................    12   Certain Investment Strategies; and
                                                             Investment Restrictions
Taxes...............................................    14   Taxes
Certain Factors Affecting the Ohio Fund.............    19   --
Portfolio Transactions..............................    23   Investment Management
Reduced Sales Charges...............................    25   How to Invest
Reinvestment Privilege..............................    26   --
Exchange Privilege..................................    26   Shareholder Services
IRAs and SEPs.......................................    27   Shareholder Services
Management and Distribution Agreements..............    29   Investment Management; Management
                                                             Fees
Determination of Net Asset Value....................    33   Net Asset Value
Calculation of Performance Data.....................    35   Performance; Yield Calculations
Trustees and Officers...............................    37   Description of the Trusts
General Information.................................    39   Description of the Trusts
Principal Holders of Securities.....................    39   --
Independent Auditors................................    40   Financial Highlights
Financial Statements................................    40   --
Appendix............................................    41   --

                              INVESTMENT POLICIES

     The following information supplements that set forth under "Investment Objectives and Policies", "Certain Investment Strategies" and "Special Considerations" in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. You must refer to the Prospectus for a complete presentation of the matters disclosed below.

THE OHIO GENERAL MUNICIPAL FUND (THE "OHIO FUND")

     The Ohio Fund invests in municipal obligations issued by or on behalf of the state of Ohio or, in certain cases, a territory or possession of the United States, or Ohio's political subdivisions, agencies or instrumentalities, and participation interests therein, the interest on which is exempt from Federal income taxation and state personal income taxation for residents of Ohio.

     The Ohio Fund may invest in municipal bonds and participation interests therein, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, including bond anticipation notes, construction loan notes, revenue anticipation notes, tax anticipation notes and short-term discount notes. The applicable rating criteria for the Ohio Fund is as follows:

          Baa or better, MIG-2 or better or Prime-2 or better by Moody's Investors Service, Inc. ("Moody's");

          BBB or better, SP-2 or better or A-2 or better by Standard & Poor's Corporation ("S&P"); and

          Equivalent rating by any other nationally recognized statistical rating organization ("NRSRO").

The Ohio Fund also may invest in municipal obligations which are unrated, but which are considered by Carnegie Capital Management Company ("CCMC" or the "Adviser"), the Trust's investment adviser, in accordance with policies established by the Board of Trustees, to have characteristics and quality comparable to rated municipal obligations which such Fund is permitted to purchase. The Ohio Fund also may purchase municipal obligations backed by the full faith and credit of the United States.

     Municipal obligations purchased by the Ohio Fund may be of any maturity. Under normal market conditions, it is expected that the average weighted maturities of the portfolio of the Ohio Fund will be in excess of 20 years; under abnormal conditions, the average portfolio maturity of such Fund may be substantially shorter.

     Subsequent to the Ohio Fund's purchase of a security, it may be assigned a lower rating or cease to be rated. Except in the case of variable rate demand municipal obligations, such an event does not require the elimination of the security from the Ohio Fund portfolio, but the Adviser will consider such an event in determining whether the Ohio Fund should continue to hold the security in its portfolio. Other factors to be considered by the Adviser include the financial history and condition of the issuer, its revenue and expense prospects, and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds.

     Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of one year at the time of issuance, although a number of such issues now have variable or floating interest rates and demand features that may permit the Trust to treat them as having maturities of less than one year. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

     Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on such bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

     Although the Ohio Fund may invest more than 25% of its net assets in municipal obligations, the interest upon which is paid solely from revenues of similar projects, management of the Trust does not presently intend that the Ohio Fund will do so on a regular basis. The Ohio Fund will not invest more than 25% of its assets in (i) taxable securities of issuers in any one industry or
(ii) tax exempt securities of non-governmental users in any one industry. This restriction may not be changed without shareholder approval as described in the first paragraph under "Investment Restrictions". The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information with respect to the Ohio Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be the issuer.

     The Ohio Fund may invest in repurchase agreements as temporary investments. Management of the Trust currently does not expect that the Ohio Fund will invest more than five percent of its assets in repurchase agreements. See "Certain Investment Strategies -- Repurchase Agreements" in the Prospectus.

VARIABLE AND FLOATING RATE DEMAND MUNICIPAL OBLIGATIONS

     Variable and floating rate demand municipal obligations are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the obligations and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or comparable guarantee issued with respect to such obligations. The issuer of such an obligation may have a corresponding right to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon notice comparable to that required for the holder to demand payment.

     The variable or floating rate demand municipal obligations in which the Ohio Fund may invest are payable on demand at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice. The terms of such obligations must provide that interest rates are adjustable at intervals ranging from weekly up to annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective obligations. Such obligations are subject to the quality characteristics for municipal obligations set forth above and described in the Appendix. The Ohio Fund may invest, without limitation, in such obligations.

     The principal and accrued interest payable to the Ohio Fund on demand will be supported by an irrevocable letter of credit or comparable guarantee of a financial institution (generally a commercial bank) whose short-term taxable debt meets the quality criteria for investment by the Ohio Fund in municipal obligations, except in cases where the security itself meets the credit criteria of the Ohio Fund without such letter of credit or comparable guarantee. Thus, although the underlying variable or floating rate demand obligation may be unrated, the Ohio Fund of the Trust in such cases will have at all times an alternate credit source to draw upon for payment with respect to such security.

     The Ohio Fund may also purchase participation interests in variable or floating rate obligations. Such participation interests will have, as part of the participation agreement between the Ohio Fund and the selling financial institution, a demand feature which permits the Ohio Fund to demand payment from the seller of the principal amount of the Ohio Fund's participation plus accrued interest thereon. This demand feature always will be supported by a letter of credit or comparable guarantee provided by the selling financial institution. Such financial institution will retain a service and a letter of credit fee and a fee for issuing commitments to purchase on demand in an amount equal to the excess of the interest paid on the variable or floating rate obligation in which the Ohio Fund has a participation interest over the negotiated yield at which the participation interest was purchased. Accordingly, the Ohio Fund will purchase such participation interests only when the yield to it, net of such fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term, fixed rate, tax-exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

"WHEN-ISSUED" OBLIGATIONS

     The Ohio Fund may make commitments to purchase municipal obligations on a "when-issued" basis, that is, delivery and payment for the obligations normally takes place at a date after the commitment to purchase, although the payment obligation and the coupon rate have been established before the time a Fund enters into the commitment. The settlement date usually occurs within one week of the purchase of notes and within one month of the purchase of bonds. The Trust intends that the Ohio Fund will make commitments to purchase obligations with the intention of actually acquiring them, but may sell the obligations before settlement date if such action is advisable or necessary as a matter of investment strategy. At the time the Ohio Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Custodian will maintain on a daily basis a separate account for the Fund consisting of cash or liquid debt securities with a value at least equal to the amount of the Ohio Fund's commitments to purchase "when-issued" obligations.

     Obligations purchased on a "when-issued" basis or held in a Fund's portfolio are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.

     When payment is made for "when-issued" securities, the Ohio Fund will meet its obligations from its then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the "when-issued" securities themselves (which may have a market value greater or lesser than the Ohio Fund's obligation). Sale of securities to meet such obligations would involve a greater potential for the realization of capital gains, which could cause the Ohio Fund to realize income not exempt from Federal income taxation.

OTHER OBLIGATIONS

     The municipal obligations described herein represent those which the Ohio Fund currently expects to purchase. However, several new types of municipal bonds and notes, particularly those with shorter maturities, have been introduced in recent years, and the Trust's Adviser believes that others may be offered in the future. Therefore, in order to preserve maximum flexibility in seeking to attain its investment objective, the Trust has determined not to limit the purchases of the Ohio Fund to the types of securities described herein, although the Ohio Fund will purchase only obligations which have the credit characteristics described herein. In addition, the Ohio Fund may not purchase any municipal bonds or notes having characteristics or terms that are inconsistent with the investment objective of the Fund.

     Legislation to restrict or eliminate the Federal or state income tax exemption for interest on certain municipal obligations that may be purchased by the Trust may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for the Ohio Fund's portfolio. Upon the effectiveness of any such legislation that materially affects the Ohio Fund's ability to achieve its investment objective, the Trust will re-evaluate the Ohio Fund's investment objective and submit to its shareholders for approval necessary changes in its objectives and policies.

CGST (THE "MONEY MARKET SERIES")

     The Money Market Series invests in U. S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations. All securities mature within 397 days from the date of purchase or have quality characteristics under applicable law which permit the securities to be treated as if they mature in 397 days or less from the date of purchase. Repurchase agreements may be collateralized by securities maturing in longer than 397 days.

     Direct obligations issued by the U. S. Treasury include bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance: Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years.

     Examples of obligations issued by agencies or instrumentalities established or sponsored by the U.S. Government include, among others, securities issued by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Housing Administration, Federal National Mortgage Association, Government National Mortgage Association and Student Loan Mortgage Association. See "Special Considerations" in the Prospectus for information regarding the credit risk of such obligations. The Fund may also invest in securities issued by agencies or instrumentalities of the U.S. Government which may be organized in the future, provided it is satisfied that the credit risk with respect to the issuer is minimal.

LCI

     LCI invests in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (described above under "CGST"), corporate debt obligations which are rated AA or better by S&P, or Aa or better by Moody's (or equivalently rated by another NRSRO), deposit obligations of banks and savings and loans which are members of the Federal Deposit Insurance Corporation ("FDIC"), bankers' acceptances and documented discount notes, letters of credit, bank notes, high-grade commercial paper guaranteed or issued by domestic corporations, federally taxable obligations issued by states or their agencies, instrumentalities or political subdivisions and instruments (including repurchase agreements) secured by such obligations. All securities mature within 397 days from the date of purchase or have quality characteristics under applicable law which permit the securities to be treated as if they mature in 397 days or less from the date of purchase. Repurchase agreements may be collateralized by securities maturing in longer than 397 days.

     Investments in obligations of banks and savings and loans are limited to
(1) certificates of deposit issued by domestic banks with assets in excess of five hundred million dollars or foreign branches of such banks, (2) certificates of deposit or other deposit obligations of savings and loans with assets in excess of five hundred million dollars, (3) bankers' acceptances and letters of credit guaranteed by banks meeting the above criteria and (4) bank notes of domestic banks meeting the above criteria. Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Bank notes are unsecured short-term promissory notes that represent general obligations of the issuing bank. Obligations issued or guaranteed by FDIC member institutions are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds which LCI may have on deposit at any one bank or savings and loan. Bankers' acceptances, letters of credit and bank notes are not so insured. Deposit obligations of foreign branches of domestic banks also are not covered by FDIC insurance; and, in addition, if the Board of Trustees of LCI authorizes investments in such obligations, such investments may involve other risks different from investments in deposit obligations of domestic banks such as future political and economic developments and the possible imposition of governmental restrictions.

     Permissible commercial paper investments consist of obligations rated Prime-1 or A-1, or their subsequent equivalents, by Moody's or S&P (or equivalently rated by another NRSRO), or unrated commercial paper issued by companies with an unsecured debt issue outstanding which is rated Aa or better by Moody's or AA or better by S&P (or equivalently rated by another NRSRO). Commercial paper constitutes unsecured indebtedness of business or banking firms issued to finance their short-term financial needs. LCI may also purchase corporate debt obligations maturing within 397 days from the date of acquisition with a minimum rating of Aa or AA, or equivalently rated by another NRSRO. However, LCI may not purchase such securities if immediately after such purchase more than 5% of its total assets would be invested in AA or Aa (or equivalently rated by another NRSRO) securities or unrated securities deemed to be of comparable quality at the time the securities were acquired.

     Federally taxable obligations which are permissible investments consist of obligations rated Prime-1 or A-1, or their subsequent equivalents, by Moody's or S & P (or equivalently rated by another NRSRO). Federally taxable obligations may include municipal bonds and participation interests therein, including industrial development revenue bonds and pollution control revenue bonds, and any other types of taxable municipal obligations, including bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes.

     Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of one year at the time of issuance, although a number of such issues now have variable or floating interest rates and demand features that may permit the Trust to treat them as having maturities of less than one year. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

     Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on such bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

CTF

     CTF invests in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests therein, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from Federal income taxation.

     Specific types of obligations which CTF may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes which, in each case (1) are rated MIG-1 or MIG-2, or subsequent equivalents by Moody's (or equivalently rated by another NRSRO) or
(2) if the notes are not rated, they are, in the opinion of the Board of Trustees, of a quality equivalent to MIG-1 or MIG-2.

     CTF may also invest in municipal bonds and participation interests therein, including industrial development revenue bonds and pollution control revenue bonds, which are (1) rated Aaa or Aa by Moody's (or equivalently rated by another NRSRO), (2) rated AAA or AA by S&P (or equivalently rated by another NRSRO) or (3) if not rated, have, in the opinion of the Board of Trustees, essentially the same characteristics and quality as bonds having the above ratings. In addition, CTF may purchase other types of tax-exempt municipal obligations, such as short-term discount notes. These investments must be (1) rated Prime-1 or Prime-2 by Moody's (or equivalently rated by another NRSRO) or
(2) if not rated, possess equivalent characteristics and quality in the opinion of the Board of Trustees.

     Securities purchased by CTF mature within 397 days from the date of purchase or carry variable or floating rates which are adjusted at least every thirteen months and have demand features and/or other quality characteristics which under applicable law permit the securities to be treated as if they mature in 397 days or less from the date of purchase. Subsequent to CTF's purchase of a security, it may be assigned a lower rating or cease to be rated. Such an event requires the reassessment by the Board of Trustees of the security's minimal credit risk analysis and shall cause the Fund to take such action as is determined to be in the best interests of the Fund and its shareholders.

     Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the then current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of such governments. These notes are generally returnable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

     Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds. For a discussion of the types of municipal bonds, see "The Ohio General Municipal Fund" above.

     Although CTF may invest more than 25% of its net assets in (i) municipal obligations whose issuers are in the same state, (ii) municipal obligations the interest upon which is paid solely from revenues of similar projects, and (iii) industrial development and pollution control revenue bonds which are not variable or floating rate demand municipal obligations, it does not presently intend to do so on a regular basis. The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information with respect to CTF, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be the issuer.

     The municipal obligations described herein represent those which CTF currently expects to purchase. However, several new types of municipal bonds and notes, particularly those with shorter maturities, have been introduced in recent years and the Adviser believes that others may be offered in the future. Therefore, in order to preserve maximum flexibility in seeking to attain its investment objective, CTF has determined not to limit its purchases to the types of municipal obligations discussed above, although it will purchase only obligations which have the credit characteristics described above in this section. In addition, CTF may not purchase any municipal bonds or notes having characteristics or terms that are inconsistent with its investment objective or investment policies.

VARIABLE AND FLOATING RATE DEMAND MUNICIPAL OBLIGATIONS

     While variable and floating rate demand municipal obligations are expected to have maturities in excess of one year, the Trustees have instructed the Adviser to exercise its right to demand payment of principal and accrued interest on such an obligation if it no longer meets CTF's quality standards, unless, of course, the obligation can be sold for a greater amount in the market. See also "Ohio Fund -- Variable and Floating Rate Demand Municipal Obligations" above.

STAND-BY COMMITMENTS

     Pursuant to an exemptive order, CTF may also acquire "stand-by commitments" with respect to obligations held in its portfolio. Under a "stand-by commitment", a dealer agrees to purchase, at CTF's option, specified obligations at a specified price. "Stand-by commitments" are the equivalent of a "put" option acquired by CTF with respect to particular obligations held in its portfolio.

     The amount payable to CTF upon its exercise of a "stand-by commitment" will normally be (i) CTF's acquisition cost of the obligation (excluding any accrued interest which CTF paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period CTF owned the obligation, plus (ii) all interest accrued on the obligations since the last interest payment date during the period such obligation is owned by CTF. "Stand-by commitments" may be acquired when the remaining maturity of the underlying obligation is greater than 60 days, but will be exercisable by CTF only during the 60-day period before the maturity of such obligation. Absent unusual circumstances, CTF will value the underlying obligation on an amortized cost basis. Accordingly, the amount payable by a dealer during the time a "stand-by commitment" is exercisable is substantially the same as the value of the underlying obligation. CTF's right to exercise "stand-by commitments" must be unconditional and unqualified. A "stand-by commitment" is not transferable by CTF, although it may sell the underlying obligation to a third party at any time.

     CTF expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, it may pay for "stand-by commitments" either separately in cash or by paying a higher price for obligations which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held in CTF's portfolio may not exceed 1/2 of 1% of the value of CTF's total assets calculated immediately after each "stand-by commitment" is acquired.

     CTF intends to enter into "stand-by commitments" only with dealers, banks and broker-dealers which, in the opinion of the Adviser, present minimum credit risks. CTF's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying obligations that are subject to the commitment. However, the failure of a party to honor a "stand-by commitment" could have an adverse impact on the liquidity of CTF during periods of rising interest rates.

     CTF intends to acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" will not affect the valuation or maturity of the underlying obligation which will continue to be valued in accordance with the amortized cost method. "Standby commitments" will be valued at zero in determining net asset value. Where CTF pays directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment is held. "Stand-by commitments" will not affect the average weighted maturity of CTF's portfolio.

"WHEN-ISSUED" OBLIGATIONS

     Obligations purchased on a "when-issued" basis or held in CTF's portfolio are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. Such changes in value will generally result in both changing in value in the same way, i.e. both appreciating when interest rates decline and depreciating when interest rates rise. Therefore, if to achieve higher interest income CTF remains substantially fully invested at the same time that it has purchased obligations on a "when-issued" basis, there will be a greater possibility that the market value of CTF's assets will vary from $1.00 per share. (See "Determination of Net Asset Value".) However, CTF does not believe that under normal circumstances its net asset value or income will be affected by its purchase of obligations on a "when-issued" basis. See also "Ohio Fund -- "When-Issued" Obligations" above.

                            INVESTMENT RESTRICTIONS

     Each of the Funds has adopted the following investment restrictions and limitations which may not be changed without approval of shareholders owning a majority of the outstanding shares (as defined in the Prospectus) of each such Fund.

APPLICABLE TO ALL FUNDS

None of the Funds may:

          (1) borrow money, except for temporary or emergency purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing;

          (2) pledge, mortgage or hypothecate its assets, except that to secure borrowings, as described above, it may pledge securities having a market value at the time of pledge not exceeding 15% of its total assets; provided, however, that so long as certain state law restrictions are applicable, the market value of securities subject to any such pledge will not exceed 10% of the market value of its total assets;

          (3) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions;

          (4) write, purchase or sell put or call options except that the Ohio Fund and CTF may acquire rights to resell obligations as set forth herein under "Ohio Fund -- Variable and Floating Rate Demand Municipal Obligations"; and "CTF -- Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments", respectively.

          (5) underwrite any securities issued by others;

          (6) purchase or sell real estate (although the Ohio Fund and CTF may invest in municipal obligations or temporary investments secured by interests in real estate), real estate mortgage loans, commodities, commodity contracts (including futures contracts) or oil and gas interests;

          (7) make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies; provided, however, that it may not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days;

          (8) invest in companies for the purpose of exercising control or management of another company;

          (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

          (10) purchase or retain securities of any issuer if its officers and trustees or officers and directors of its Adviser, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together beneficially own more than 5% of such outstanding securities;

          (11) purchase from, or sell to, any of its officers or trustees or the officers or directors of its Adviser, its portfolio securities; or

          (12) issue any class of securities senior to any other class of securities, except insofar as the Ohio Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement;
     (b) permitted borrowings of money; or (c) purchasing securities on a "when-issued" or delayed delivery basis.

     With respect to each of the Funds of the Carnegie Funds Group, if a percentage restriction or limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or net assets will not be considered a violation thereof.

APPLICABLE TO THE OHIO FUND

     In addition to the above restrictions and limitations, the Ohio Fund, as a matter of fundamental policy, may not purchase securities which are not municipal obligations and the income from which is subject to Federal income tax, if such purchase would cause more than 20% of the Ohio Fund's total assets to be invested in such securities, except that the Ohio Fund may invest more than 20% of its total assets in such securities during other than normal market conditions. The Ohio Fund, as a matter of fundamental policy, may not engage in arbitrage transactions.

     In addition to the above restrictions and limitations and as a matter of fundamental policy, the Ohio Fund may not purchase municipal obligations the income from which is subject to personal income tax to residents of Ohio, if such purchase would cause more than 20% of the Ohio Fund's total assets to be invested in such securities, except that the Ohio Fund may invest more than 20% of its total assets in such securities for temporary defensive purposes.

APPLICABLE TO THE MONEY MARKET FUNDS

     In addition, none of the Money Market Funds (the Money Market Series, Liquid Capital Income Trust and Carnegie Tax Free Income Trust) may:

          A. purchase securities, if immediately after such purchase more than 5% of its total assets would be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities which securities include project notes for purposes of this restriction), except that up to 25% of its total assets may be invested without regard to this 5% limitation; or

          B. invest more than 25% of its total assets in any one industry, except that with respect to CTF this restriction shall not apply to municipal obligations and with respect to LCI this restriction shall not apply to securities issued or guaranteed by banks or bank holding companies, and further excepting that this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     With respect to the application of the 5% limitation contained in restriction (A) above to CTF, the non-governmental user of facilities financed by industrial development or pollution control revenue bonds and a financial institution issuing a letter of credit or comparable guarantee supporting a variable rate demand municipal obligation are considered to be issuers. In addition to the above restrictions and limitations, CTF may not purchase securities which are not municipal obligations and the income from which is subject to Federal income tax, if such purchase would cause more than 20% of CTF's total assets to be invested in such securities, except that CTF may invest more than 20% of its total assets in such securities during other than normal market conditions.

     With respect to the application of restriction (A) above to the Money Market Series and LCI (and with respect to CTF with certain conduit securities), according to the rules and regulations of the Securities and Exchange Commission, no more than 5% of each Fund's total assets may be invested in AA or Aa (or equivalently rated) securities or unrated securities deemed to be of comparable quality and only 1% of each Fund's total assets may be invested in such securities from any one issuer.

                                     TAXES


     The following federal income tax discussion, which is based on the advice of Squire, Sanders & Dempsey L.L.P., reflects applicable federal tax laws as of the date of this Statement of Additional Information.


TAXATION -- GENERAL

     Each of the Trusts intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Trust must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If a Trust so qualifies and distributes each year to its shareholders at least 90% of its net investment income, it will not be required to pay federal income taxes on any income distributed to shareholders. (Net investment income includes tax-exempt interest, dividends, and other taxable income, including net short-term capital gain in excess of long-term capital loss, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses.) Each Trust intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. In addition, a Trust will not be subject to federal income tax on any net capital gains distributed to shareholders.


     In order to avoid a 4% excise tax, each Trust will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years.

     If a Trust failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Trust would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, a Trust that has failed to satisfy the 90% distribution requirement may be required to pay an interest charge on 50% of its earnings and profits attributable to nonregulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge).

     Some of the Trusts' investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Trusts and affect the holding period of the securities held by the Trusts and the character of the gains or losses realized by the Trusts. These provisions may also require the Trusts to mark-to-market some of the positions in their portfolios (i.e., treat them as if they were closed out), which may cause such Trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Trusts will monitor their transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trusts as regulated investment companies.

     Investments of a Trust in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to certain securities issued at a discount, a Trust will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, a Trust may have to dispose of securities that they would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


     A Trust's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of a Fund's gross income be derived from the disposition of securities held for less than three months. This limitation will not be in effect with respect to the Trusts beginning August 1, 1998.


     Shareholders receiving distributions in the form of additional shares issued by the Trusts will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value of such shares on the distribution date. Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes as receiving the amount of cash that they would have received had they not reinvested in additional shares.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Trust and received by the shareholders on the December 31 prior to the date of payment. In such case, shareholders will be treated as having received such dividends in the taxable year in which such dividend was declared, rather than the taxable year in which the distribution was actually made. In addition, certain other distributions made after the close of a taxable year of a Trust may be "spilled back" and treated as paid by that Trust (except for purposes of the 4% excise tax) during such taxable year.


     The sale of shares (including through redemption of shares by a Trust) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. If a shareholder sells shares at a loss after holding them for six months or less, the loss is treated as a long-term capital loss to the extent of any capital gain distributions made to the shareholder.

     If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced charge (a "reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge (to the extent it does not exceed the amount of the reduction in load charge pursuant to the reinvestment right) will not be taken into account for purposes of determining the shareholder's gain or loss on the disposition described in (iii) above. To the extent such charge is not taken into account in determining the amount of gain or loss on the shares so disposed, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

     From time to time, there are legislative proposals in Congress which, if enacted, could alter or amend the federal tax matters described herein or adversely affect the market value of securities the interest on which is exempt from Federal income tax. It cannot be predicted whether or in what form any such proposal might be enacted or whether, if enacted, it would apply to securities (such as certain securities held by the Trusts) issued prior to enactment.

FEDERAL TAXATION OF THE SHAREHOLDERS OF THE MONEY MARKET SERIES AND LCI

     Distributions of a Trust's investment company taxable income (which does not include tax-exempt interest income) are taxable to shareholders as ordinary income whether paid in cash or reinvested in additional shares. Distributions of a Trust's net capital gains, if any, are taxable to shareholders at the rates applicable to long-term capital gains regardless of the length of time shares of that Trust have been held by such shareholders. Distributions in excess of a Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). It is not expected that any portion of the distributions from a Trust will be eligible for the dividends received deduction for corporations. The Trusts will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

FEDERAL TAXATION OF THE SHAREHOLDERS OF THE OHIO FUND AND CTF


     Provided the Ohio Fund and the CTF qualify as regulated investment companies and satisfy the 90% distribution requirement, and, at the close of each quarter of their taxable years, at least 50% of the total value of their assets consist of obligations the interest on which is exempt from federal income tax ("tax-exempt obligations"), those Funds will qualify to pay exempt-interest dividends to their shareholders to the extent of their tax-exempt interest income (less expenses applicable thereto). Exempt-interest dividends are treated by shareholders as interest excludable from gross income for federal income tax purposes, but can adversely affect the determination of what portion, if any, of social security and railroad retirement benefits are includible in gross income subject to federal income tax and the determination of whether an individual is eligible for the earned income credit. Interest with respect to indebtedness incurred or continued by a shareholder to purchase or carry shares of the Ohio Fund or the CTF is not deductible to the extent that such interest relates to exempt-interest dividends received from those Funds.


     The Ohio Fund and the CTF may invest in "private activity bonds". Exempt-interest dividends allocable to interest received by those Funds on certain "private activity bonds" issued after August 7, 1986, will be treated as interest on such obligations and thus will constitute an item of tax preference that will increase the shareholder's alternative minimum taxable income. In addition, for corporations, 75% of the excess of adjusted current earnings (which includes tax-exempt interest and exempt-interest dividends) over other alternative minimum taxable income is included in alternative minimum taxable income. Accordingly, investment in the Ohio Fund or the CTF may cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.


     In addition, under the Code, exempt-interest dividends may be subject to a branch profits tax imposed on certain foreign corporations doing business in the United States and a tax imposed on excess net passive income of certain S corporations. Furthermore, the exclusion of exempt-interest dividends from gross income for federal income tax purposes may have certain adverse federal income tax consequences on items of income or deduction for certain other taxpayers, including financial institutions and certain insurance companies.


     If the Ohio Fund or CTF purchases a tax-exempt obligation at a market discount, any gain realized by the Fund upon sale or redemption of that tax-exempt obligation will be treated as taxable interest income to the extent such gain does not exceed the accrued market discount, and any gain realized in excess of the market discount will be treated as capital gain.

     Exempt-interest dividends will not be tax-exempt to the extent made to a shareholder who is a "substantial user" (or "related person" thereto), within the meaning of Section 147(a) of the Code, of the facilities financed by the tax-exempt obligations to which the exempt interest dividend is attributable.

     As mentioned above, the sale of shares (including through redemption of shares by the Ohio Fund or the CTF) will be a taxable transaction for federal income tax purposes. Any loss realized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares. If such loss is not entirely disallowed, it will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

     All distributions of investment income during the year will have the same percentage designated as tax exempt. Since the Ohio Fund and CTF invest primarily in tax exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.


     Distributions of exempt-interest dividends by the Ohio Fund and CTF may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations that, if realized directly, would be exempt from such taxes. The Ohio Fund and CTF will report to their shareholders annually after the close of their taxable years the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt obligations held by each such Fund during the preceding year. Shareholders of the Ohio Fund and CTF are advised to consult their tax advisers concerning the application of state and local taxes. (Certain Ohio state and local tax consequences of investing in the Ohio Fund are described below.)


     The discussion above under the heading "Federal Taxation of the Shareholders of the Money Market Series and LCI" applies to shareholders of the Ohio Fund and CTF with respect to any distributions from the Ohio Fund or CTF that are not exempt-interest dividends.

OHIO TAXES -- SHAREHOLDERS OF THE OHIO FUND


     In the opinion of Squire, Sanders & Dempsey L.L.P., special counsel to the Trust on Ohio tax matters, under existing law and provided (i) the Ohio Fund continues to qualify as a regulated investment company under Subchapter M of the Code and (ii) at all times at least 50% of the value of the total assets of the Ohio Fund consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), or similar obligations of other states or their subdivisions:



          1. The Ohio Fund is not subject to the Ohio personal income tax, school district or municipal income taxes in Ohio. The Ohio Fund is not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that the Ohio Fund timely files the annual report required under Section 5733.09(C) of the Ohio Revised Code.


          2. Shareholders of the Ohio Fund ("Shareholders") who are subject to the Ohio personal income tax or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Ohio Fund to the extent that such distributions are properly attributable to interest on or gain from the sale of Ohio Obligations.


          3. Shareholders that are subject to the Ohio corporation franchise tax will not be required to include distributions with respect to shares of the Ohio Fund in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions
     (a) are properly attributable to interest on or gain from the sale of Ohio Obligations, and/or (b) represent "exempt-interest dividends" for federal income tax purposes. Shares of the Ohio Fund will be included in a Shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.


          4. Distributions with respect to shares of the Ohio Fund that are properly attributable to interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States, the interest on which is exempt from state income taxes under the laws of the United States, are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.



          5. Distributions with respect to the Ohio Fund properly attributable to proceeds of insurance paid to the Ohio Fund that represent maturing or matured interest on defaulted obligations held by the Ohio Fund will be exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax, to the same extent that such interest would be so exempt or excluded if paid in the ordinary course by the obligor on such obligations.


SPECIAL FEDERAL TAX CONSIDERATIONS -- SHAREHOLDERS OF CTF

     CTF may acquire variable and floating rate demand municipal obligations and "stand-by commitments" or "puts" from banks and municipal securities dealers. See "CTF -- Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments" in this Statement of Additional Information. With respect to each such acquisition, an opinion of counsel will be issued that CTF will be treated for Federal income tax purposes as the owner of the municipal obligations acquired subject to such demand features or to stand-by commitments; the interest on such municipal obligations will be tax-exempt to CTF; and the purchase prices of municipal obligations subject to stand-by commitments must be allocated between such securities and stand-by commitments based upon their relative fair market values.

CONSULT TAX ADVISER FOR ADDITIONAL INFORMATION

     The foregoing is only a summary of some of the important Federal and state tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the Federal or state income tax treatment of the Funds or their shareholders, or any explanation of foreign tax treatments of the Funds or their shareholders. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.

                    CERTAIN FACTORS AFFECTING THE OHIO FUND

     As described above, and except to the extent investments are in temporary investments, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in the certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


     Ohio is the seventh most populous state; the 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1995 is 11,157,000.


     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.


     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last six years the State rates were below the national rates (4.9% versus 5.4% in 1996). The unemployment rate and its effects vary among geographic areas of the State.


     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.


     The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.



     Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.



     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.



     None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.



     The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.



     From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million goes to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program and $34 million to the BSF (which had a September 26, 1997 balance of $862.7 million), with the $263 million balance to a State income tax reduction fund.



     The GRF appropriations act for the 1997-98 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act.


     The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


     By 14 constitutional amendments approved from 1921 to date (the last adopted in 1995) Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At October 31, 1997, $949 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($30.9 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($826.8 million outstanding); and (c) up to $200 million in general obligations bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($92.3 million outstanding, with no more than $50 million to be issued in any one year).



     The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more that $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.



     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.85 billion of which were outstanding or awaiting delivery at October 31, 1997.


     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has recently concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 1998) to permit time for responsive corrective actions. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113.2 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans).


     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.


     For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated. As of October 31, 1997, the 1996 school district "fiscal emergency" provision has been applied to five districts, and nine districts were on preliminary "fiscal watch" status.


     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

                             PORTFOLIO TRANSACTIONS

     As provided in the investment advisory agreements with respect to each of the Trusts, CCMC makes investment decisions and decisions as to the execution of portfolio transactions for the Funds, subject to the general supervision of the Trust's Board of Trustees. At times, investment decisions may be made to purchase or sell the same investment security for any one or more Funds. If any of such Funds are simultaneously engaged in the purchase or sale of the same security, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some cases this procedure may possibly have a detrimental effect on the price or volume of the security as far as certain Funds are concerned. On the other hand, the ability of the Trusts in the Carnegie Funds Group to participate in volume transactions may produce better executions for these Funds in some cases. It is the opinion of the Board of Trustees of each Trust that the benefits available because of the Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

     Most purchase and sale transactions with respect to the Ohio Fund and the Money Market Funds are with the issuer or an underwriter or with major dealers of securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter normally includes a commission paid by the issuer to the underwriter. Purchases or sales from or to dealers will normally reflect the spread between bid and ask prices.

     The Adviser, in effecting purchases and sales of portfolio securities for the accounts of the Ohio Fund and the Money Market Funds, will place orders in such manner as in the opinion of their management will offer the best price and market for the execution of each transaction. In seeking the best price and market for securities traded only in the over-the-counter market, the Ohio Fund generally will deal directly with the issuer or with major dealers acting as principals. Given the best price and market obtainable, it is the practice of such Funds when purchasing through dealers to select them primarily on the basis of the furnishing by such dealers, in addition to satisfactory execution of the transaction, of research information and statistical and other services to CCMC. It is not always possible to place a dollar value on information and services received from dealers. Since it is only supplementary to the Adviser's own research efforts, the receipt of research information is not expected to reduce significantly the Adviser's expenses. Such Funds may also consider, subject to the requirement of best execution, dealers' sales of the Funds' shares when selecting dealers to execute portfolio transactions. While the Adviser will be primarily responsible for the placement of such Funds' business, the policies and practices of the Funds in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Trustees of the applicable Trust.


     No commissions were paid in connection with portfolio transactions for the Ohio Fund or the Money Market Funds during the three fiscal years ended July 31, 1997.


PORTFOLIO TURNOVER (APPLICABLE TO THE OHIO FUND)

     A change in securities held by a Fund is known as "portfolio turnover". A 100% portfolio turnover rate would occur if all the securities in the Fund's portfolio were replaced in a period of one year. As the portfolio turnover increases, a Fund can be expected to incur greater brokerage commission expenses and transaction costs, which will be borne by its shareholders. Portfolio turnover may vary greatly from year to year.


     For the fiscal years ended July 31, 1997 and 1996, the portfolio turnover rate for the Ohio Fund was 3.88% and 23.45%, respectively.

              REDUCED SALES CHARGES (APPLICABLE TO THE OHIO FUND)

     As described under "How to Invest", in the Prospectus, the applicable sales charge may be reduced or waived on certain purchases. Such sales charge variations are offered in order to pass on to qualifying investors the lower costs of marketing to such investors and in recognition of the economies of scale involved in large purchases. In order for any of the following privileges to be made available, you or your dealer must notify First Data Investor Services Group, a subsidiary of First Data Corp. ("First Data"), or Carnegie Fund Distributors, Inc. (the "Distributor") of the total holdings in the Ohio Fund at the time each order is placed.

COMBINED PURCHASE PRIVILEGE

     The table of reduced sales charges for larger-sized investments contained under "How To Invest" in the Prospectus is applicable to purchases of $50,000 or more of the Ohio Fund if such purchases are made at any one time by any "person". A "person" includes (1) an individual, his spouse and their children under the age of 21 purchasing securities for his or their own account; (2) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account; (3) a pension, profit sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code (the "Code"); (4) a tax-exempt organization enumerated in the Code; (5) an employee benefit plan qualified under Section 401 of the Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(C) of the 1940 Act; or (6) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

CUMULATIVE QUANTITY DISCOUNT

     A person (as defined above) may also add the value (at the current offering price on the date of purchase) of his existing shares of the Ohio Fund to his investment in additional shares of the Ohio Fund when determining whether a reduced sales charge applies.

LETTER OF INTENT

     Reduced sales charges are applicable to investments in shares of the Ohio Fund described above made over a thirteen-month period pursuant to a Letter of Intent on a form provided by the Distributor or any broker entering into a dealer's agreement with the Distributor, which should be read carefully prior to its execution. Sales charges applicable to all amounts invested under the Letter of Intent are computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the Letter of Intent not been in effect is due from the investor. However, for purchases actually made within the thirteen-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations) had the Letter of Intent been for the amount actually invested. If the goal under the Letter of Intent is exceeded in an amount which qualifies for a lower sales charge, a price adjustment will be made by refunding to the investor the amount of excess sales commissions, if any, paid during the thirteen-month period.

     The Letter of Intent authorizes First Data to hold in escrow sufficient shares to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the thirteen-month period, at which time the escrow shares will be released. If the total investment specified in the Letter of Intent is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. However, the sales charges applicable to the investment will in no event be higher (always taking into account accumulations) than if the investor had not submitted a Letter of Intent. A Letter of Intent does not constitute a binding commitment by the investor to purchase or by the Trust to sell additional shares, and may be terminated at any time.

              REINVESTMENT PRIVILEGE (APPLICABLE TO THE OHIO FUND)

     If you redeem all of your shares in the Ohio Fund, you may reinvest all or part of the proceeds of such redemption in additional shares of the Fund without paying any sales charge if such reinvestment is effected within 30 days after the redemption and you or your dealer notify First Data at the time of such reinvestment that you are exercising the reinvestment privilege. If you use the reinvestment privilege following a redemption which resulted in a loss, some or all of the loss will not be allowed as a tax deduction, depending on the amount reinvested.

                               EXCHANGE PRIVILEGE

     An Exchange Privilege among the Funds in the Carnegie Funds Group is available to shareholders of each Fund.

     Shares of the Money Market Series, LCI, and CTF (collectively, the "Money Market Funds") are sold to the public without a sales charge. Shares of the Ohio Fund are sold to the public with a sales charge. When shares of a Money Market Fund are exchanged for shares of the Ohio Fund, the applicable sales charge will be deducted. If shares have been purchased by check and are being exchanged, the purchase check must be collected by First Data before the exchange can be made, which may take up to 15 days or more after investment.

     In the event that you exchange shares of the Ohio Fund for shares of a Money Market Fund, a record will be maintained by First Data of such exchanged shares in order to separate the shares upon which a sales charge was at one time paid. Subsequent to the exchange, you may re-exchange the shares of the Money Market Fund for shares of the Ohio Fund without payment of duplicate sales charges.

     The shares of the Fund being exchanged must have a value of at least the minimum initial investment required for the Fund into which the exchange is being made, which is currently $1,000 for all Funds in the Carnegie Funds Group. Any exchange will be based on the respective net asset values of the shares involved.

     An exchange request to redeem shares of the Ohio Fund for shares of a Money Market Fund will be effective on the fifth business day following the date of the net asset value next determined for such Fund after receipt of such request. A request to exchange shares of a Money Market Fund for shares of the Ohio Fund will be effective on the next business day following the date of the net asset value next determined for such Fund after receipt of such request.

     Written exchange instructions may be given to First Data at the following address: Carnegie Funds Group, Post Office Box 5124, Westborough, Massachusetts 01580-5124. Exchanges also may be effected by telephone request to First Data (1-800-558-5835) unless the Fund has received prior written instructions from the investor not to effect such exchanges. Without such instructions an investor automatically authorizes First Data to honor telephone instructions for exchange of shares received by First Data from the investor or his/her agent and believed by First Data to be genuine. (This telephone service is not available for accounts held through certain dealers). Neither the Trusts nor First Data will be liable for any loss to the shareholder resulting from an unauthorized transaction as long as the Trusts and First Data are following instructions communicated by telephone reasonably believed to be genuine. The Trusts and First Data will employ reasonable procedures, including recording all telephone calls requesting telephone exchanges and testing the caller's identity, to ensure that instructions communicated by telephone are genuine. Before making an exchange, you should consider the investment objective and policies of the Fund to be purchased and other relevant information which can be found in the Prospectus, a copy of which can be obtained by telephoning the Trust.

     An exchange pursuant to the Exchange Privilege is, for Federal income tax purposes, a sale on which you may realize a taxable gain or loss. See "Taxes". The Exchange Privilege is available only in states where legally allowed, and may be modified or terminated at any time and any Fund may limit or discontinue the exchange of its shares.

                                 IRAS AND SEPS

     You may purchase shares of each Fund within the Carnegie Group of Funds, with exception of the Ohio Fund and CTF, in conjunction with the establishment of a Carnegie Individual Retirement Account ("IRA"). You may obtain from the Trust the necessary Internal Revenue Service forms to establish a Carnegie IRA, together with important information about IRAs. Additional information regarding IRAs may be obtained from IRS Publication 590.

     An individual may establish an IRA to receive certain distributions from an employer-sponsored tax-qualified plan or a 403(b) annuity or custodial account. Individuals also may contribute to their own IRA or, in certain circumstances, the IRA of a spouse. The contributions are subject to certain limits and may be deductible for federal income tax purposes.


     The maximum contribution of an individual is the lesser of $2,000 or the amount his or her annual compensation. Thus, if married individuals both work and each receive compensation of at least $2,000, each individual may contribute up to $2,000 to an IRA. In addition, beginning with the 1997 tax year, if spouses file a joint return, as much as $2,000 may be contributed to the IRA of both spouses, even if one spouse does not work or has less than $2,000 of compensation. Lesser maximum limits also apply that are based on the maximum annual compensation of the spouses. Consult your tax advisor or IRS Publication 590 for additional details regarding the contribution limits.



     Generally, IRA contributions are deductible for Federal individual income tax purposes. However, for 1997, your ability to claim a deduction on your individual income tax return for a contribution to an IRA may be limited if you or your spouse are an active participant in a tax-qualified retirement plan. Beginning in 1998, the deduction of any individual is only limited if that individual is an active participant in a tax-qualified retirement plan. These limits do not affect the amount you may contribute to your IRA or the IRA of a spouse (described above), only the amount you may deduct on your income tax return.



     If you or your spouse are a participant in a tax-qualified retirement plan, a portion of your deduction will be phased out if your Federal adjusted gross income is, without the IRA deduction, between $25,000 and $35,000 for single taxpayers, and between $40,000 and $50,000 for married taxpayers filing jointly. If your Federal adjusted gross income, prior to the IRA deduction, exceeds $35,000 for a single taxpayer, $50,000 for married taxpayers filing jointly, and $10,000 for married taxpayers filing separately, you will not be entitled to deduct any portion of your contribution to an IRA if you are a participant in a tax-qualified retirement plan. Beginning in 1998, the phase out of the deduction begins at $30,000 for a single individual and at $0 for a married individual filing a separate return. It generally begins at $50,000 for married individuals filing joint returns. However, if a married individual filing a joint return was not an active participant in a tax-qualified retirement plan, the phase out of the deduction of that individual begins at $150,000. If you are married, file separate returns and live apart at all times during the calendar year, you are not treated as a married person for this purpose.


     If you are an employee, you also could have contributions made to an IRA for you by your employer. An employer may make such contributions under a simplified employee pension plan (SEP) or, for certain small employers, under a "SIMPLE" IRA plan. Employers that sponsor a SEP or SIMPLE IRA must meet certain tax-qualification requirements and there are maximum limits on the amounts that may be contributed. You do not pay Federal income tax on contributions made by your employer to your IRA if they are made within the limits. A SEP or SIMPLE IRA can be established using standard forms provided by the Internal Revenue Service. These forms are available from the Fund. However, you should consult your tax adviser for further details regarding these provisions.


     The earnings accumulating in an IRA are not taxed until distributed. Distributions from an IRA are taxed as ordinary income but the distribution of your nondeductible IRA contributions will be excluded from tax. If a distribution is received by a participant prior to attainment of age 59 1/2, death or permanent disability, the taxable portion also will be subject to a 10% excise tax unless it is one of a series of substantially equal periodic payments over a period which is equal to the life or life expectancy of the participant or the joint lives or life expectancies of the participant and a designated beneficiary, or qualify for another exception to the 10% excise tax. Other exceptions could include certain distributions during the year that do not exceed the amount of certain expenses incurred by the IRA owner during the year, including medical insurance premiums paid during certain periods of unemployment, certain higher educational expenses of the IRA owner, spouse, children or grandchildren, and certain first-time homebuyer expenses of the IRA owner, spouse, children, grandchildren, or ancestors. Failure to satisfy the minimum distribution rules that apply to your IRA under the Internal Revenue Code can result in significant adverse tax consequences to you, including tax penalties.


     As Custodian for the Carnegie IRA or SEP, First Data charges a $5 one-time acceptance fee, $10.00 annual maintenance fee and $5 distribution fee for each distribution prior to age 59 1/2. Unless these fees are paid directly to the Custodian, payment of these fees may require redemption of shares held in your Carnegie IRA.

     If you are considering a Carnegie IRA, you should read the IRA form and related materials for further details concerning IRAs, service fees and tax implications and should consult with your tax adviser concerning the tax consequences of establishing an IRA.

MINIMUM INVESTMENT

     The minimum initial investment to establish an IRA or SEP through the Trust is $250; subsequent investments are subject to a minimum of $50 for each account. An IRA or SEP established under a payroll deduction arrangement are subject to an initial and subsequent minimum purchase of $20 for each participant.

                     MANAGEMENT AND DISTRIBUTION AGREEMENTS

INVESTMENT ADVISER

     Carnegie Capital Management Company ("CCMC" or the "Adviser") serves as investment adviser to each Trust. All the outstanding shares of CCMC are owned by certain officers of CCMC. CCMC owns all of the outstanding shares of Carnegie Fund Distributors, Inc., principal underwriter of the Ohio Fund. See "How To Invest" in the Prospectus.

INVESTMENT ADVISORY CONTRACTS

     Pursuant to separate investment advisory contracts, the Adviser performs and bears the cost of research, statistical analysis and continuous supervision of the investment portfolio of each Fund and furnishes office facilities and certain clerical and administrative services to the Trusts. In addition, the Adviser bears all promotional expenses, including the costs of printing and distributing prospectuses utilized for promotional purposes. Other expenses are borne by whichever Trust incurs the expense and such expenses include taxes, interest, brokerage fees and commissions, fees of Trustees not affiliated with the Adviser, expenses of registration of the Trusts and of their shares with the Securities and Exchange Commission and the various states, charges of the custodian, dividend and transfer agent fees, outside auditing and legal expenses, certain insurance premiums, costs of maintenance of business trust existence, preparation of prospectuses (including typesetting) and printing and distribution thereof to existing shareholders, share certificates, shareholders' reports, Trust meetings, portfolio pricing services, if any, and certain distribution expenses (see "Distribution Expense Plans"). Expenses which are not specifically allocable will be allocated to each Fund in a manner and on a basis determined in good faith by the Trustees, including a majority of the Trustees who are not "interested" persons of the Trust or CCMC, to be fair and equitable.

     In the event that the aggregate operating expenses of any Fund (excluding certain expenses and, where permitted by applicable state securities regulations, expenses incurred as part of a Distribution Expense Plan as described below) exceed any expense limitation imposed by applicable state securities regulations, the Adviser has agreed to reimburse (or otherwise bear the cost) such Fund for such excess expenses.

     Each of the investment advisory agreements described above continue in effect from year to year, if specifically approved at least annually by a vote cast in person at a meeting called for such purpose of a majority of the Trustees, and a majority of the Trustees who are not

"interested persons" (as defined in the 1940 Act) of any of the Trusts or CCMC and who had no direct or indirect financial interest in the operation of the individual Trust's Rule 12b-1 Distribution Expense Plans or any agreements related to such Plans ("Independent Trustees") of the applicable Trust. The investment advisory agreement may be terminated by either party thereto, by the Independent Trustees of the applicable Trust or by a vote of the holders of a majority of the outstanding securities of the Trust, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of an assignment. Termination will not affect the right of the Adviser to receive payment of any unpaid balance of the compensation earned prior to termination.

CTE

     Pursuant to an investment advisory agreement between CCMC and the Trust, CCMC manages the investment and reinvestment of the assets of the Ohio Fund in accordance with such Fund's investment objective, policies and limitations, subject to the general supervision and control of the Trust's Board of Trustees. In addition, CCMC furnishes the services of executive and clerical personnel for the Trust to the extent necessary to prepare the various Trust reports and statements and conduct the Trust's day-to-day administrative operations.

     As compensation for its services, CCMC receives monthly from the Ohio Fund an advisory fee based upon the average value of the Fund's daily net assets at an annual rate of .50 of 1% on all amounts.


     During the years ended July 31, 1997, 1996 and 1995, the Ohio Fund paid CCMC advisory fees of $53,238, $59,047 and $58,187 respectively.



     The investment advisory agreement was last approved by the shareholders of the Ohio Fund on June 1, 1993, and was last approved by the Trustees, including a majority of the Independent Trustees, at a meeting held for such purpose on April 11, 1997.


MONEY MARKET FUNDS

     Pursuant to separate investment advisory contracts, the Adviser manages the investment and reinvestment of the assets of the Money Market Series, LCI and CTF in accordance with each such Fund's investment objective, policies and limitations, subject to the general supervision and control of each Fund's Board of Trustees.

     As compensation for its services to the Money Market Funds, the Adviser receives monthly an advisory fee based upon the average value of each Fund's daily net assets at the following annual rates:

Money Market Series:

                .50 of 1% on the first $100,000,000;
                .40 of 1% on the next $200,000,000; and
                .35 of 1% on any amounts exceeding $300,000,000.

     LCI:       .50 of 1% on the first $700,000,000;
                .45 of 1% on the next $500,000,000;
                .40 of 1% on the next $800,000,000; and
                .35 of 1% on any amounts exceeding $2,000,000,000.

     CTF:       .50 of 1% on all amounts.


     For each of the years ended July 31, 1997, 1996 and 1995, CCMC earned advisory fees of $61,567, $71,083 and $78,300; $982,614, $1,144,869 and
$1,341,942; and $111,775, $123,510 and $141,600 from the Money Market Series,
LCI and CTF, respectively.



     The investment advisory contracts of each such Fund were last approved by the shareholders of LCI, the Money Market Series and CTF on June 1, 1993 and were last approved by the Trustees of each Fund, including a majority of the Independent Trustees, at a meeting held for such purpose on April 11, 1997.


THE DISTRIBUTOR

     Shares of the Ohio Fund are offered continuously and are distributed through such Fund's principal underwriter, Carnegie Fund Distributors, Inc. (the "Distributor"). Under the terms of the distribution agreement between the Distributor and CTE, the Distributor, as agent of the Trust, accepts orders for the purchase and redemption of shares of the Ohio Fund and, as compensation therefor, receives the amount of the sales charge described in the Prospectus. The Distributor is not obligated to sell any certain number of shares of the Ohio Fund. The Distributor has entered into Dealer's Agreements with other dealers, pursuant to which such dealers also sell shares of the Ohio Fund. The Distributor may enter into similar agreements with additional dealers. The distribution agreements permit the Distributor to reallow up to the full amount of the sales charge, as shown in the Prospectus, to dealers entering into Dealer's Agreements with the Distributor; accordingly, such dealers may be deemed to be underwriters of the Trusts, as that term is defined in the Securities Act of 1933, as amended (the "1933 Act"). The Ohio Fund has agreed to indemnify the Distributor, to the extent permitted by applicable law, against certain liabilities under the 1933 Act.


     The following table shows total sales charges paid by investors in the Ohio Fund and amounts retained by the Distributor during the three years ended July 31, 1997, 1996 and 1995.



                                                            TOTAL SALES CHARGES
                               TOTAL SALES CHARGES            RETAINED BY THE
  FOR FISCAL YEAR ENDED         PAID BY INVESTORS               DISTRIBUTOR
-------------------------    ------------------------     ------------------------
      July 31, 1997                  $  8,266                     $    360
      July 31, 1996                  $ 19,282                     $  3,247
      July 31, 1995                  $  7,685                     $    791

DISTRIBUTION EXPENSE PLANS

     Each Fund has adopted a Distribution Expense Plan (the "Plans") under Rule 12b-1 of the Investment Company Act of 1940, as amended. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The amount of the distribution fee paid by a Fund to the Distributor, and the distribution activities for which such fee may be used, are described in the Prospectus under "Distribution Expense Plan". The terms and conditions of the continuing payments to broker-dealers referred to under such heading are set forth in the dealer's agreement between the Distributor and such securities dealers. Payments are based upon the daily average value of a Fund's assets attributable to each such dealer. The Plans of the Money Market Funds are "defensive" type plans and do not authorize the payment of expenses by such Funds other than those incurred under their respective investment advisory contracts.

     The respective Plans were last approved by the vote of a majority of the Board of Trustees of CTE and each of the Money Market Funds, including a majority of the Trustees who are Independent Trustees, at a meeting held for such purpose on April 11, 1997. The respective Plans were approved by the shareholders of CTE on November 12, 1985; and by the shareholders of the Money Market Funds on May 4, 1983.

     The Plans (together with any agreements relating to implementation of the Plans) shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of a majority of the appropriate Trust's Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Plans may not be amended to materially increase the amount to be spent by any Fund for distribution expenses without the approval of a majority of the outstanding voting securities of such Fund, and all material amendments to the Plan must be approved by a majority of the Board of Trustees and a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such amendment. The Plans may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund. Any agreement implementing the Plan may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund, on not more than sixty days' written notice to the other party to the agreement, and any related agreement will terminate automatically in the event of its assignment. The Plans require that each Board of Trustees receive at least quarterly written reports as to the amounts expended during each quarter pursuant to a Plan and the purposes for which such amounts were expended. While a Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the disinterested Trustees then in office.

     The Plans do not provide for reimbursement of the Distributor's overhead expenses, or for carry-over of distribution expenses incurred in a given year to a later year (expenses incurred in excess of the annual ceiling will be borne by the Distributor or the Adviser) or related interest or financing charges.

     Sales which resulted from the Plans benefited CCMC because their fees are based upon the amount of assets in the applicable Trust. George R. Mateyo, who is Chairman of the Board, President and Chief Executive Officer of CCMC, Chairman of the Board, President and Chief Executive Officer of the Distributor and President, Chief Executive Officer and a Trustee of the Trusts, is an "interested person" as defined in the 1940 Act and may be considered to have a direct or indirect financial interest in the operation of the respective Plans or related agreements because of the respective position he holds with CCMC and the Distributor. No "disinterested" Trustee of the Trusts had a direct or indirect financial interest in the operation of the Plans or related agreements. The Trust may have benefited from any larger asset levels resulting from the Plans through economies of scale and enhanced portfolio management capabilities.

                        DETERMINATION OF NET ASSET VALUE

     Shares of each Fund may be purchased at the net asset value per share next computed after the purchase order is received, plus, in the case of the Ohio Fund, the applicable sales charge. Shares of each Fund may be redeemed at the net asset value per share next computed after the redemption request is received. For purposes of computing the net asset value of each Fund's portfolio
(i) securities listed or traded on a national securities exchange or securities listed on the NASDAQ National Market are valued at the last sales price on the exchange or market where primarily traded or listed, or if there has been no sale on that date, at the last bid quotation, provided, however, if CCMC determines that a particular security is too thinly traded to permit an accurate valuation using this method, then such security will be valued pursuant to clause (ii); (ii) securities not so traded or listed for which over-the-counter market quotations are available are valued at the average of the bid and asked price or, if there has been no sale on that date, as the last bid quotation;
(iii) options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used;
(iv) fixed-income securities are valued by using market quotations or independent pricing services; and (v) any securities for which current market quotations are not readily available and any other assets are valued at fair value as determined in good faith by the Board of Trustees of the applicable Trust.

     Generally, with respect to the Ohio Fund trading in fixed income securities is substantially completed each day at various times prior to 4:00 p.m. Eastern time. The values of such securities used in determining the net value of a Fund's shares are computed as of such times. Events affecting the value of such securities may occur between such times and 4:00 p.m., Eastern time, which events will not be reflected in the computation of such a Fund's net asset value. When events that materially affect the value of the Ohio Fund's securities occur during such a period, the tax-exempt securities will be valued at their fair value as determined in good faith by the CTE Trustees.


     Securities maturing less than 60 days from the date of purchase are valued at amortized cost when it is determined by the Board of Trustees that amortized cost approximates fair value.


     The net asset value per share of each Fund of each Trust is calculated separately for each Fund. The assets and liabilities of each Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the Securities and Exchange Commission. Assets and liabilities attributable to a specific Fund are allocated to that

Fund. Assets and liabilities not readily identifiable to a Fund will be allocated among the Funds in a manner and on a basis determined in good faith by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, to be fair and equitable.

     The Money Market Funds value their portfolio securities using the amortized cost method. This method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to the Trusts' shareholders in the daily dividend, the value of the Trusts' assets and, thus, their net asset values per share, will generally remain constant. Although this method provides certainty in valuation, it may result in periods during which the value of the Trust's securities, as determined by amortized cost, is higher or lower than the price the Funds would receive if they sold the securities. During such periods, the yields on shares of the Funds may differ somewhat from that obtained in similar funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of their portfolio securities. For example, if the use of amortized cost by any Fund resulted in lower aggregate portfolio value on a particular day, prospective investors in such Fund would be able to obtain a somewhat higher yield than would result from investments in a similar fund utilizing solely market values. The converse would apply during a period of rising interest rates.

     In connection with the use of the amortized cost method, the Money Market Funds maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only portfolio securities having remaining maturities of generally 397 days or less. With respect to CTF, and as described under "CTF -- Variable and Floating Rate Demand Municipal Obligations" in this Statement of Additional Information, securities having a stated maturity of more than 397 days may be purchased by CTF if they have demand and variable or floating rate features, together with appropriate quality characteristics, that permit determination that such securities may be deemed to have a maturity of less than 397 days. The Board of Trustees of each such Fund has also established procedures designed to stabilize, to the extent reasonably possible, each such Fund's net asset value per share, as computed for purposes of sales and redemptions, at $1.00. Such procedures include review of each such Fund's portfolio holdings by its Board of Trustees at such intervals as it may deem appropriate to determine whether each Fund's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or may be otherwise unfair to existing shareholders. With respect to CTF, these procedures also include a review by the Adviser, in accordance with policies established by CTF's Board of Trustees and not less frequently than monthly, of the quality of certain municipal obligations having variable or floating interest rates and demand features that permit CTF to calculate the maturity of such obligations to a point in time prior to their stated maturity. In the event that any Board of Trustees determines that a material deviation from net asset value exists, such Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing net asset values per share by using available market quotations.

                        CALCULATION OF PERFORMANCE DATA

YIELD

     As stated in the Prospectus, each Fund from time to time may advertise its yield. Any performance advertising by the Ohio Fund will include total return data.

     The current yield for the Money Market Funds is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Following are yield quotations based on the seven days ended on July 31, 1997:

        LCI                      MMS                      CTF
--------------------     --------------------     --------------------
        4.66%                     4.28%                    2.77%

     The effective or compounded yield for the Money Market Funds is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

              Effective yield = [(Base period return + 1) 365] -1
                                                       7

     Following are effective or compounded yield quotations based on the seven days ended July 31, 1997:


        LCI                      MMS                      CTF
--------------------     --------------------     --------------------

        4.77%                     4.38%                    2.81%


     The yield for the Ohio Fund is computed by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period according to the following formula:

                           Yield = 2 [(a-b + 1)6 - 1]
                                         cd

     Where: a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d = the maximum offering price per share on the last day of the period.

     The yield quotation based upon the 30-day (or one month) period ended on July 31, 1997 for the Ohio Fund was 3.85%.


TOTAL RETURN


     Average total return reflects overall change in value, assuming all dividend and gains distribution are reinvested and deduction of the maximum sales charge. It is computed by finding the average annual compounded rates of return over one-, five- and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                               P (1 + T) n = ERV


      Where:       P = a hypothetical initial payment of $1,000.
                  T  = average annual total return.
                  n  = number of years.
                ERV  = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, and 10 year periods at the end of the 1, 5, or 10 year periods.


     Following is an average annual total return quotation for periods ended July 31, 1997:


              ONE YEAR     FIVE YEAR     TEN YEAR
              --------     ---------     --------
Ohio Fund       3.19%         4.43%        5.66%



PERFORMANCE TO DATE SINCE INCEPTION


     Performance to date since inception is defined as the cumulative rate of investment growth excluding any sales charges and including the reinvestment of income dividends and capital gains distributions as of the ex-dividend date. It is determined by assuming a hypothetical investment at the net asset value on the date of inception of the Fund, adding in the reinvestment of all income dividends and capital gains distributions at the net asset value on the ex-dividend date, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

     Expressed as a formula, performance to date since inception is calculated by:

     Performance = [ [  [ EN + O (D+C) ] - BN ]  / BN ] x 100

           where     BN = Beginning Net Asset Value
                     D  = Reinvested Dividends at Net Asset Value
                     C  = Reinvested Capital Gains at Net Asset Value
                    EN  = Ending Net Asset Value

PERFORMANCE TO DATE SINCE INCEPTION TO JULY 31, 1997

              ONE YEAR     FIVE YEAR     TEN YEAR     LIFE OF FUND(1)
              --------     ---------     --------     ---------------
Ohio Fund       8.02%        30.05%        92.80%          94.93%


(1) From commencement of operations September 22, 1986 through July 31, 1997.

PERFORMANCE TO DATE

     Performance to date is defined as the rate of investment growth for this calendar year excluding any sales charges and including the reinvestment of income dividends and capital gains distributions as of the ex-dividend date. It is determined by assuming a hypothetical investment at the net asset value on the last day of the previous calendar year, adding in the reinvestment of all income dividends and capital gains distributions at the net asset value on the ex-dividend date, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

     Expressed as a formula:

     Performance to date = [  [ [ EN + O (D+C) ] - BN] / BN ] x 100

           where     BN = Beginning Net Asset Value
                     D  = Reinvested Dividends at Net Asset Value
                     C  = Reinvested Capital Gains at Net Asset Value
                    EN  = Ending Net Asset Value


PERFORMANCE TO DATE 12/31/96 TO 7/31/97
CARNEGIE TAX EXEMPT INCOME TRUST

Ohio
Fund                                                                       4.73%

                             TRUSTEES AND OFFICERS


TRUSTEES


     Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are set forth below. Each Trustee and officer of the Trusts holds a similar position with each Trust in the Carnegie Funds Group. On November 4, 1997, the Trustees and officers of the Trust, as a group, owned less than 1% of the shares of each Fund outstanding on that date.


DAVID S. BAKER -- is a partner of the law firm of Powell, Goldstein, Frazer & Murphy, Atlanta, Georgia (1968 to present). From August 1986 to August 1987, Mr. Baker served as Chairman, General Practice Section, American Bar Association, and he served as Chairman of the American Bar Association Standing Committee on Environmental Law from August 1993 to August 1996. Mr. Baker has served as a Trustee of the Rich Foundation, Inc. since 1983 and served as Director of the Harvard Legal Aid Bureau from 1958 to 1961. Mr. Baker is the Chairman of the Board of Trustees of The Howard School. His address is 191 Peachtree Street, NE, 16th Floor, Atlanta, Georgia.

DEANE R. BEMAN -- is a member of the PGA SENIOR TOUR. He is the former Commissioner of the PGA TOUR. He was elected in 1972 to the Tournament Players Division Policy Board as Player Director. Mr. Beman previously served as a Director of Florida National Bank and as a partner in Beman & Buppert Associates (business insurance brokerage firm). Presently, he is a Director of the International Golf Association (IGA). He also is a member of the National Advisory Board of the Chi Chi Rodriquez Youth Foundation. His address is 117 Carriage Lamp Way, Ponte Vedra, Florida.

JOHN C. BOOTH, JR. -- Owns and has been a financial consultant with J & K Enterprises, Inc. since August 1985. He previously served as President and a Director of NDX Corporation (computer software) from July 1981 to October 1983. Prior thereto, he served as President, Chief Operating Officer and a Director of the American Productivity Center (non-profit) from May 1979 until April 1981, having previously been a partner of KPMG Peat Marwick. His address is 9333 Memorial Drive, Suite 303, Houston, Texas.

E. MANDELL DE WINDT -- Served as Chairman of the Board and Chief Executive Officer of Eaton Corporation from September 1969 to April 1986. He is a Director of Birmingham Steel Corporation. His address is 36 Riverview Road, Hobe Sound, Florida.


GEORGE R. MATEYO* -- Is President and Chief Executive Officer of the Carnegie Funds Group and President, Chief Executive Officer and a Director of CCMC. Prior to becoming President and Chief Executive Officer of CCMC in February 1983, Mr. Mateyo was Senior Executive Vice President and Chief Investment Officer of Mutual of Omaha Funds (1978-1983) and Vice President of Investment of Scudder, Stevens & Clark (1973-1978). Mr. Mateyo is a Director of CardTech, Inc., a past member of the Board of Governors of the Investment Company Institute, and a Chartered Financial Analyst. He is on the Board of Trustees of The Musical Arts Association, Clean-Land, Ohio, WCPN, The Hermit Club and Baldwin Wallace College. His address is 1100 The Halle Building, 1228 Euclid Avenue, Cleveland, Ohio.


* An "interested" Trustee within the definition of Section 2(a)(19) of the 1940 Act.

     Messrs. Baker and Booth are members of the Audit Committee of the Board of Trustees of each Trust. The aggregate compensation earned by the Trustees from CTE, CGST, LCI and CTF for the fiscal year ended July 31, 1997 was $8,000, $8,000, $24,000 and $8,000, respectively. No compensation was paid by the Trusts to their officers.

OFFICERS OF THE TRUSTS AND THE ADVISER

GEORGE R. MATEYO -- see "Trustees".

DAVID E. KARAM -- Chief Financial Officer, Treasurer, Secretary of the Trusts and a Director, Executive Vice President and Chief Financial Officer of the Adviser. Mr. Karam's address is 1100 The Halle Building, 1228 Euclid Avenue, Cleveland, Ohio.

JAMES V. PEASE -- A Director and Executive Vice President of the Adviser. Mr. Pease was the Managing Director of the Equity Group at McDonald & Company Securities, Inc. prior to April 1991. His address is 1100 The Halle Building, 1228 Euclid Avenue, Cleveland, Ohio.

ROY L. WALLACE -- Chief Investment Officer of the Trusts and Vice
President -- Investments of the Adviser. Mr. Wallace's address is 1100 The Halle Building, 1228 Euclid Avenue, Cleveland, Ohio.


DAVID MUNOZ -- Vice President and Portfolio Manager, Fixed Income/Equities of the Adviser. Mr. Munoz's address is 1100 The Halle Building, 1228 Euclid Avenue, Cleveland, Ohio.


MICHAEL BIBLER -- Assistant Vice President -- Information Systems of the Adviser. Mr. Bibler's address is 1100 The Halle Building, 1228 Euclid Avenue, Cleveland, Ohio


                              GENERAL INFORMATION


SERVICE FEES

     Under the terms of each Trust's Custody Agreement, Boston Safe holds the portfolio securities of each Trust and keeps all necessary related accounts and records. For its services, Boston Safe receives from each Trust a monthly fee based upon the month-end market value of such Trust's securities held in custody plus securities transaction charges and is also reimbursed for certain out-of-pocket expenses.

     Under the terms of each Trust's Dividend and Transfer Agency Agreement, First Data maintains the shareholder account records for each Trust, handles certain communications between shareholders and each Trust, distributes dividends and distributions payable by each Trust and produces statements with respect to account activity for each Trust and its shareholders. For these services, First Data receives a monthly fee computed on the basis of the number of shareholder accounts First Data maintains for each Trust during the month and is also reimbursed for certain out-of-pocket expenses.


     For the fiscal year ended July 31, 1997, the Ohio Fund, the Money Market Series, LCI and CTF incurred custody and dividend and transfer agent fees of $6,777, $26,741, $551,036 and $20,738, respectively.


                        PRINCIPAL HOLDERS OF SECURITIES

     The following table provides information regarding each person who owns of record or is known by each Trust to own of record or beneficially five percent or more of the outstanding shares of any Fund.


                                                               PERCENTAGE       TYPE OF
                                                                  OF           OWNERSHIP
                                                               OWNERSHIP      (OF RECORD,
                                                                 AS OF       BENEFICIALLY,
         NAME AND ADDRESS                      FUND            11/20/97        OR BOTH)
-----------------------------------    --------------------    ---------     -------------
University of Alabama                  Carnegie Government       17.11%        of record
  Huntsville Foundation                  Securities Trust
104 Alumni House
Huntsville, AL 35899
John T. III and Jean J. Van Dyck       Carnegie Government        6.46%        of record
407 Dunlap Street                        Securities Trust
Paris, TN 38242

                              INDEPENDENT AUDITORS


     KPMG Peat Marwick LLP, 1500 National City Center, Cleveland, Ohio 44114, served as the independent auditors for the Trusts for each of the years in the eight-year period ended July 31, 1997 and has been selected as the independent auditors for the Trusts for the fiscal year ending July 31, 1998.


                              FINANCIAL STATEMENTS


     The financial statements of each Fund and the Auditors' Reports relating thereto are set forth in such Funds' Annual Reports to Shareholders dated July 31, 1997 and are incorporated herein by reference. The Message from the President contained in such reports is not incorporated by reference. The Trusts will furnish, without charge, copies of such reports on request made in writing to Carnegie Capital Management Company, 1100 The Halle Building, 1228 Euclid Avenue, Cleveland, Ohio 44115 or by telephone toll free 1-800-321-2322.

                                    APPENDIX

     The following is a description of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") commercial paper, loan, note and bond ratings. To the extent that ratings accorded by S&P or Moody's may change as a result of changes in such organizations, the Trusts will attempt to use comparable rating standards for their permissible investments.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER, LOAN AND NOTE RATINGS

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     Notes bearing the designation MIG-1 by Moody's are of the best quality enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.



     Notes bearing the designation of MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.



     Notes bearing the designation MIG-3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DESCRIPTION OF S&P'S COMMERCIAL PAPER AND MUNICIPAL NOTE RATINGS

     The rating A is the highest commercial paper rating assigned by S&P. Issues in this category have the greatest capacity for timely payment and are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     The designation A-1 indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     The designation A-2 indicates that the capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     The designation A-3 indicates that issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     Municipal notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     Municipal notes rated SP-2 have a satisfactory capacity to pay principal and interest.

     Municipal notes rated SP-3 have a speculative capacity to pay principal and interest.

DESCRIPTION OF MOODY'S BOND RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judge to be of high quality by all standards. Together with the Aaa group, they comprise what are generally now as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Within each rating classification from Aa through B, Moody's has assigned the numerical modifiers 1, 2 and 3. The modifier 1 indicates that a security ranks in the higher end of that rating category, 2 in the midrange of a category and 3 in the lower end of the category.

DESCRIPTION OF S&P'S CORPORATE OR MUNICIPAL DEBT RATINGS

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS:

         Incorporated by reference in Part B of this Registration Statement:


           Statement of Net Assets as of July 31, 1997



           Statement of Operations for the Year Ended July 31, 1997



           Statement of Changes in Net Assets for the Years Ended July 31, 1997 and July 31, 1996


           Notes to Financial Statements

           Independent Auditors' Report

     (B) EXHIBITS:

         (1)     Declaration of Trust (1)
                 Amendments to Declaration of Trust (2)

         (2)     Fourth Amended By-Laws (6)

         (5)     Investment Advisory Contract (7)
                 Investment Advisory Contract (8)

         (8)     Custody Agreement (2)
                 Custody Agreement Schedule of Remuneration (2, 3) Schedule B, Schedule D to Custody Agreement (4, 5) Schedule A, Schedule B to Custody Agreement (6)

         (9)     Dividend and Transfer Agency Agreement (4)
                 Schedule A, Schedule B to Dividend and Transfer Agency Agreement (5)
                 Sub-Accounting Agreement (5)
                 Amendment to Dividend and Transfer Agency Agreement (6)

        (10)     Opinion of counsel as to the legality of shares (1)


        (11)(a) *Consent of KPMG Peat Marwick LLP



        (11)(b) *Consent of Squire, Sanders & Dempsey L.L.P.


        (15)     Distribution Expense Plan (4)

        (16) *Schedules of computation of performance quotations (other computations previously filed)

        (27)     *Financial Data Schedule

        (99)     Powers of Attorney (9)
---------------

*filed herewith

(1) Filed with initial filing of Registration Statement

(2) Included as an exhibit to Post-Effective Amendment No. 7

(3) Included as an exhibit to Post-Effective Amendment No. 12

(4) Included as an exhibit to Post-Effective Amendment No. 13

(5) Included as an exhibit to Post-Effective Amendment No. 14

(6) Included as an exhibit to Post-Effective Amendment No. 15

(7) Included as an exhibit to Post-Effective Amendment No. 16

(8) Included as an exhibit to Post-Effective Amendment No. 17

(9) Included as an exhibit to Post-Effective Amendment No. 18

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not Applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


     The following table indicates the number of record holders of each class of securities of the Registrant at November 14, 1997:



                                     NUMBER OF
        TITLE OF CLASS             RECORD HOLDERS
-------------------------------    --------------
Shares of Beneficial Interest,           698
   par value $.10 per share


ITEM 27.  INDEMNIFICATION.

     Reference is made to Article V of the Declaration of Trust of the Registrant, as amended, previously filed as Exhibit (1) to this Registration Statement. The Trustees and Officers of the Trust are insured against certain liability which may be incurred by them in such capacity by a Directors and Officers and Errors and Omissions Liability Insurance Policy issued by the Chubb Group of Insurance Companies.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Reference is made to the caption "Investment Management" contained in the Prospectus which comprises Part A of this Registration Statement and to the captions "Management and Distribution Agreements" and "Trustees and Officers," contained in the Statement of Additional Information which comprises Part B of this Registration Statement.

     In addition, the following table presents certain information with respect to certain officers of Carnegie Capital Management Company ("CCMC"), the investment adviser, and their respective positions in Carnegie Fund Distributors, Inc. ("CFD"), a wholly-owned subsidiary of CCMC, which serves as principal underwriter for the shares of the Carnegie Tax Exempt Income Trust (Ohio General Municipal Fund) and in Carnegie Capital Asset Management Company ("CCAMC"), a wholly-owned subsidiary of CCMC, which serves as an investment adviser for private asset management accounts:


NAME AND PRINCIPAL BUSINESS            POSITIONS AND                   POSITIONS AND                   POSITIONS AND
          ADDRESS                    OFFICES WITH CCMC                OFFICES WITH CFD               OFFICES WITH CCAMC
----------------------------    ----------------------------    ----------------------------    ----------------------------
George R. Mateyo                Chairman of the Board,          Chairman of the Board,          Chairman of the Board, Chief
1100 The Halle Building         President, Chief Executive      President, Chief Executive      Executive Officer
1228 Euclid Avenue              Officer                         Officer
Cleveland, OH 44115
David E. Karam                  Executive Vice President,       Executive Vice President,       Executive Vice President,
1100 The Halle Building         Chief Financial Officer,        Chief Financial Officer,        Chief Financial Officer,
1228 Euclid Avenue              Secretary, Treasurer            Secretary, Treasurer            Secretary, Treasurer
Cleveland, OH 44115
James V. Pease                  Executive Vice President        Executive Vice President        President, Chief Investment
1100 The Halle Building                                                                         Officer
1228 Euclid Avenue
Cleveland, OH 44115
Roy L. Wallace                  Vice President --               Vice President --               Vice President --
1100 The Halle Building         Investments                     Investments                     Investments
1228 Euclid Avenue
Cleveland, OH 44115
David Munoz                     Vice President, Portfolio       Vice President, Portfolio       Vice President, Portfolio
1100 The Halle Building         Manager, Fixed                  Manager, Fixed                  Manager, Fixed
1228 Euclid Avenue              Income/Equities                 Income/Equities                 Income/Equities
Cleveland, OH 44115
Michael Bibler                  Assistant Vice President --     Assistant Vice President --     Assistant Vice President --
1100 The Halle Building         Information Services            Information Services            Information Services
1228 Euclid Avenue
Cleveland, OH 44115

ITEM 29.  PRINCIPAL UNDERWRITER.

     Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, 1100 Halle Building, 1228 Euclid Avenue, Cleveland, Ohio 44115, except as indicated below opposite the applicable reference to the aforesaid
Rules:

                RULE                            IN POSSESSION OF:
          -----------------    ----------------------------------------------------
          31a-1(b)(1)          Custodian (1) with respect to current information
                                 regarding sales and redemptions of Registrant's
                                 securities
          31a-1(b)(2)(d)       Transfer Agent (2)

------------------


(1) Boston Safe Deposit and Trust Company, One Cabot Road, Medford, Massachusetts 02155-5159.


(2) First Data Investor Services Group, a division of First Data Corp., 4400 Computer Drive, Westborough, MA 01580.

ITEM 31. MANAGEMENT SERVICES

     Not applicable.

ITEM 32. UNDERTAKINGS

     Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares, and in connection with such meeting to comply with the provisions of
Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Amendment to the Registration Statement meets all of the requirements for effectiveness under Rule 485(b), and the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland and State of Ohio on the 25th day of November, 1997.


                                               CARNEGIE TAX FREE INCOME TRUST
                                               (Registrant)

                                               By: /s/ GEORGE R. MATEYO
                                                 -------------------------------
                                                 George R. Mateyo, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


             SIGNATURE                             TITLE                          DATE
----------------------------------- -----------------------------------  -----------------------

*JOHN C. BOOTH, JR.                 Chairman of the Board                   November 25, 1997
-----------------------------------
John C. Booth, Jr.

*GEORGE R. MATEYO                   President and Chief Executive           November 25, 1997
----------------------------------- Officer (Principal Executive
George R. Mateyo                    Officer), Trustee

*DAVID E. KARAM                     Chief Financial Officer (Principal      November 25, 1997
----------------------------------- Financial and Accounting Officer)
David E. Karam

*DAVID S. BAKER                     Trustee                                 November 25, 1997
-----------------------------------
David S. Baker

*DEANE R. BEMAN                     Trustee                                 November 25, 1997
-----------------------------------
Deane R. Beman

*E. MANDELL DE WINDT                Trustee                                 November 25, 1997
-----------------------------------
E. Mandell de Windt


*By: /s/ GEORGE R. MATEYO
     -------------------------------
     George R. Mateyo,
     Attorney-in-Fact

                         CARNEGIE TAX FREE INCOME TRUST

                                  EXHIBIT LIST


EXHIBIT
NUMBER                              EXHIBIT DESCRIPTION
-------      -----------------------------------------------------------------

   (1)       Declaration of Trust (1)
             Amendments to Declaration of Trust (2)
   (2)       Fourth Amended By-Laws (6)
   (5)       Investment Advisory Contract (7)
             Investment Advisory Contract (8)
   (8)       Custody Agreement (2)
             Custody Agreement Schedule of Remuneration (2, 3)
             Schedule B, Schedule D to Custody Agreement (4, 5)
             Schedule A, Schedule B to Custody Agreement (6)
   (9)       Dividend and Transfer Agency Agreement (4)
             Schedule A, Schedule B to Dividend and Transfer Agency Agreement
             (5)
             Sub-Accounting Agreement (5)
             Amendment to Dividend and Transfer Agency Agreement (6)
  (10)       Opinion of counsel as to the legality of shares (1)
  (11)  (a)  *Consent of KPMG Peat Marwick LLP
  (11)  (b)  *Consent of Squire, Sanders & Dempsey L.L.P.
  (15)       Distribution Expense Plan (4)
  (16)       *Schedules of computation of performance quotations (other computations previously filed)
  (27)       *Financial Data Schedule
  (99)       Powers of Attorney (9)


---------------

*filed herewith

(1) Filed with initial filing of Registration Statement

(2) Included as an exhibit to Post-Effective Amendment No. 7

(3) Included as an exhibit to Post-Effective Amendment No. 12

(4) Included as an exhibit to Post-Effective Amendment No. 13

(5) Included as an exhibit to Post-Effective Amendment No. 14

(6) Included as an exhibit to Post-Effective Amendment No. 15

(7) Included as an exhibit to Post-Effective Amendment No. 16

(8) Included as an exhibit to Post-Effective Amendment No. 17

(9) Included as an exhibit to Post-Effective Amendment No. 18